UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund:	BlackRock Funds
BlackRock Emerging Markets Long/Short Equity Fund
BlackRock India Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2012

Date of reporting period: 07/31/2012

Item 1 – Report to Stockholders

July 31, 2012

Annual Report

BlackRock FundsSM

► BlackRock Emerging Markets Long/Short Equity Fund

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Dear Shareholder

About this time one year ago, financial markets fell into turmoil, triggered by Standard & Poor’s historic downgrade of US government debt. Since then, asset prices have continued to move broadly in “risk-on” rallies and “risk-off” retreats driven by macro-level concerns, primarily the sovereign debt crisis in Europe and uncertainty about global economic growth.

Equity markets crumbled in the third quarter of 2011 as fearful investors fled riskier assets in favor of traditionally safe investments including US Treasuries and gold. In October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

The summer brought a modest rebound in most asset classes. However, financial markets continued to swing sharply in both directions as investors reacted to mixed economic data as well as comments and policy actions — or lack of action — from central banks around the globe.

On the whole, higher quality investments outperformed riskier asset classes for the 12 months ended July 31, 2012 as investors continued to focus on safety. US Treasury bonds delivered the strongest returns, followed by tax-exempt municipal bonds. Some higher-risk investments, including US large-cap stocks and corporate bonds, managed to post gains for the one-year period, and while US small-cap stocks generated a slight gain for the 12-month period, they posted a marginal loss for the last 6 months. International and emerging equities, which experienced significant downturns in 2011, lagged other asset classes amid ongoing global uncertainty. US large-cap stocks and high yield bonds rallied higher in recent months as many investors increased their appetite for risk. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	6.25%	9.13%
US small cap equities (Russell 2000® Index)	(0.03)	0.19
International equities (MSCI Europe, Australasia, Far East Index)	(1.15)	(11.45)
Emerging market equities (MSCI Emerging Markets Index)	(4.83)	(13.93)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	4.31	15.58
US investment grade bonds (Barclays US Aggregate Bond Index)	2.88	7.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.22	10.70
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.05	8.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2012

Investment Objective

BlackRock Emerging Markets Long/Short Equity Fund’s (the “Fund”) investment objective is to seek total return over the long term.

Portfolio Management Commentary

How did the Fund perform?

•	For the period since its inception on October 6, 2011 through July 31, 2012, the Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month US Treasury Bill Index.

What factors influenced performance?

•

As part of its investment strategy, the Fund uses derivatives including total return swaps to achieve exposure to a market or to hedge market and/or equity risks. Through its use of total return swaps, the Fund’s positive performance was attributable to effective stock selection based on bottom-up security analysis coupled with a long-short approach to controlling the Fund’s exposure to trends in emerging markets. Stock selection was strongest within Emerging Asia, where long exposure to high-quality companies and short exposure to low-quality companies had a positive impact on performance. Among the Fund’s long positions, CP ALL PCL, an operator of 7-Eleven convenience stores in Thailand, was a notable individual contributor. Stock selection in emerging markets in the Europe-Middle East-Africa (“EMEA”) region also had a significant positive impact on returns. In Latin America, stock selection had a modestly positive effect on results.

•

While stock selection in Latin America was a positive factor on the whole, negative performance from several positions caused the Fund’s performance in Latin America to lag returns derived from other regions. Most notably, a long position in Petrominerales Ltd., an oil explorer with projects in Colombia and Peru, detracted as the stock price fell sharply on news that several of the company’s key properties did not have the commercial potential that investors had anticipated.

Describe recent portfolio activity.

•

Following its inception on October 6, 2011, the Fund began building its portfolio of long and short positions with a conservative stance. The Fund established long positions in high-quality companies with safe-haven characteristics such as cash flow strength and balance sheet quality while taking short positions in lower quality companies. Toward the end of the calendar year, the Fund turned its focus toward pursuing relative value opportunities as many emerging-market stocks appeared to have been oversold amid heightened uncertainty. Early in 2012, the Fund pursued long and short positions in companies based on their earnings potential and analyst forecasts. As headwinds from 2011 abated and company fundamentals began to improve, the first quarter of 2012 saw stock prices become more reflective of the ability of companies to deliver earnings, which resulted in strong performance for many of the Fund’s long positions. When investors retreated amid renewed uncertainty in the second quarter of 2012, the Fund’s short positions in struggling companies also delivered strong returns. During the more volatile months of March through May, the Fund capitalized on stock price dislocations in select stocks with greater potential to reverse course.

•

Also during the period, the Fund maintained a position in cash and cash equivalents as collateral against the Fund’s exposure to total return swaps. The Fund’s cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

At period end, the Fund held gross exposure (i.e., total of long and short positions) in Emerging Asia at 53% of total investments, particularly within South Korea, Taiwan and China. In Latin America, the Fund maintained gross exposure at 25% with the largest weight among Brazilian stocks. The Fund held 22% gross exposure to emerging markets in the EMEA region where South Africa and Russia were the largest exposures. The Fund maintained a near-neutral position within each country; that is, the Fund’s long and short positions within each country were nearly equal in order to focus on stock selection within each market rather than positioning based on country or other macro views. The Fund’s overall net market exposure (i.e., total long positions minus total short positions) at period end was 25%, reflecting a positive, albeit conservative, stance.

4	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

Under normal conditions, the Fund invests at least 80% of its total assets in global equity instruments and related derivative instruments issued by, or tied economically to, companies in emerging markets.

[3]	This unmanaged index measures returns of three-month Treasury bills.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2012

			Total Returns[5]
			Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge
Institutional	5.71%	7.47%	N/A
Investor A	5.52	7.24	1.61%
Investor C	5.13	6.53	5.53
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.05	0.04	N/A

[5]

Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 6, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,057.10	$8.95	$1,000.00	$1,016.16	$8.77	1.75%
Investor A	$1,000.00	$1,055.20	$10.22	$1,000.00	$1,014.96	$10.02	2.00%
Investor C	$1,000.00	$1,051.30	$14.03	$1,000.00	$1,011.16	$13.75	2.75%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s return would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2012 and held through July 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counter-party to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

Portfolio Information as of July 31, 2012

	Percent of Total Investments[1]
Geographic Allocations	Long	Short	Total
South Korea	10%	8%	18%
Brazil	7	8	15
Taiwan	6	5	11
South Africa	5	3	8
China	5	5	10
Hong Kong	3	3	6
Mexico	3	2	5
Chile	2	—	2
Malaysia	2	1	3
Israel	2	—	2
Thailand	2	1	3
Russia	2	2	4
Turkey	2	2	4
Indonesia	1	—	1
United Kingdom	1	2	3
Czech Republic	1	—	1
United States	1	—	1
Panama	1	—	1
Peru	1	—	1
India	—	1	1
Total	57%	43%	100%

[1]	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	7

Schedule of Investments July 31, 2012

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (a)(b)	195,668,859	$195,668,859
Total Short-Term Securities
(Cost — $195,668,859*) — 100.6%		195,668,859
Liabilities in Excess of Other Assets — (0.6)%		(1,110,319)
Net Assets — 100.0%		$194,558,540

*	Cost for federal income tax purposes.

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at July 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	195,668,859	195,668,859	$91,454

(b)	Represents the current yield as of report date.

•	Total return swaps outstanding as of July 31, 2012 were as follows[1]:

Reference Entity	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation		Net Value of Reference Entities
Basket of Equity Securities Long/Short:	Goldman Sachs & Co.	6/17/13	$12,086,106	$4,475,944	[2]	$16,456,712
	Morgan Stanley & Co. Inc.	12/19/14	$13,684,748	1,975,666	[3]	15,685,657
	UBS AG	1/29/13	$13,591,672	2,152,205	[4]	15,886,043
Total				$8,603,815		$48,028,412

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the custom basket and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the currencies of the securities underlying the custom basket.

[2]	Amount includes $(105,338) of dividends and financing income payable from the Fund to the counterparty.

[3]	Amount includes $25,243 of dividends and financing income payable from the Fund to the counterparty.

[4]	Amount includes $142,166 of dividends and financing income payable from the Fund to the counterparty.

The following table represents the individual long and short positions and related values of the basket of equity securities underlying the total return swap with Goldman Sachs & Co. as of July 31, 2012:

	Shares	Value
Reference Entity — Long
Argentina
Ternium SA — ADR	2,108	$41,211
Brazil
AES Tiete SA, Preference Shares	85,000	1,217,426
All America Latina Logistica SA	23,400	108,025
Banco do Brasil SA	20,800	221,277
BM&F Bovespa SA	47,000	263,761
Centrais Eletricas Brasileiras SA, Preference B Shares	74,000	724,039
Cia de Bebidas das Americas, Preference Shares	18,800	721,193
Cia de Bebidas das Americas, Preference Shares — ADR	32,456	1,251,179
Cia de Concessoes Rodoviarias	5,300	44,227
Cia de Saneamento Basico do Estado de Sao Paulo	1,400	59,766
Cia de Saneamento Basico do Estado de Sao Paulo — ADR	9,158	772,935
Cia Energetica de Minas Gerais — ADR	13,369	254,145
Cia Energetica de Minas Gerais, Preference Shares	5,900	112,806
Cia Energetica de Sao Paulo, Preference B Shares	2,800	50,939
Cia Hering	17,200	339,602
Cielo SA	23,300	679,261
Duratex SA	8,000	46,652
EcoRodovias Infraestrutura e Logistica SA	17,700	143,296
EDP — Energias do Brasil SA	122,100	807,366
Gafisa SA	5,100	6,247
Gafisa SA — ADR	6,177	15,134
Itausa — Investimentos Itau SA, Preference Shares	175,780	824,344
Metalurgica Gerdau SA, Preference Shares	3,200	36,416
Multiplan Empreendimentos Imobiliarios SA	14,700	371,732
Multiplus SA	12,400	299,229
Obrascon Huarte Lain Brasil SA	65,600	566,621
Odontoprev SA	24,700	119,932
Redecard SA	13,600	219,344
Souza Cruz SA	76,000	1,071,833
Totvs SA	11,000	202,908
Tractebel Energia SA	15,700	280,029
		11,831,664
Canada
Coeur d’Alene Mines Corp.	602	9,819
Pan American Silver Corp.	313	4,685
Yamana Gold, Inc.	21,455	318,129
		332,633
Chile
Banco Santander Chile SA — ADR	13,716	1,030,894

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
GDR	Global Depositary Receipts
LIBOR	London Interbank Offered Rate

See Notes to Financial Statements.

8	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long
China
Air China Ltd., Class H	292,000	$206,724
Bank of China Ltd., Class H	278,000	106,472
Bank of Communications Co. Ltd., Class H	59,000	39,183
China BlueChemical Ltd., Class H	506,000	332,779
China CITIC Bank Corp. Ltd., Class H	67,000	33,868
China Communications Construction Corp. Ltd., Class H	446,000	392,817
China Construction Bank, Class H	1,000	676
China Minsheng Banking Corp. Ltd., Class H	92,500	86,003
China Mobile Ltd.	115,500	1,354,627
China Petroleum & Chemical Corp., Class H	116,000	105,309
China Southern Airlines Co. Ltd., Class H	358,000	177,737
CNOOC Ltd.	215,000	435,839
Country Garden Holdings Co. Ltd.	69,000	26,160
Fosun International Ltd.	88,000	42,328
Golden Eagle Retail Group Ltd.	50,000	90,397
Guangzhou Automobile Group Co. Ltd., Class H	82,000	61,542
Industrial and Commercial Bank of China Ltd., Class H	21,000	12,051
Lenovo Group Ltd.	790,000	548,080
Longfor Properties Co. Ltd.	88,000	129,821
Parkson Retail Group Ltd.	206,000	185,686
Shanghai Electric Group Co. Ltd., Class H	132,000	49,704
Shanghai Industrial Holdings Ltd.	10,000	27,403
Soho China Ltd.	1,239,500	922,268
Sun Art Retail Group Ltd.	1,013,500	1,199,779
Tencent Holdings Ltd.	24,900	744,300
Tsingtao Brewery Co. Ltd., Class H	32,000	187,757
Zhaojin Mining Industry Co. Ltd., Class H	16,500	20,745
		7,520,055
Colombia
Bancolombia SA — ADR	1,896	117,249
Petrominerales Ltd.	5,825	53,902
		171,151
Hong Kong
Anta Sports Products Ltd.	84,000	47,120
Belle International Holdings Ltd.	178,000	329,617
Bosideng International Holdings Ltd.	182,000	47,643
China Overseas Land & Investment Ltd.	184,000	435,163
China Resources Enterprise Ltd.	60,000	166,351
China Unicom Hong Kong Ltd.	614,000	905,794
Citic Pacific Ltd.	140,000	202,922
Guangdong Investment Ltd.	540,000	389,957
Haier Electronics Group Co. Ltd.	198,000	229,541
Huabao International Holdings Ltd.	338,000	151,245
KWG Property Holding Ltd.	91,500	50,737
Lonking Holdings Ltd.	22,000	4,057
Ports Design Ltd.	68,500	67,399
Shougang Fushan Resources Group Ltd.	240,000	65,302
Sihuan Pharmaceutical Holdings Group Ltd.	341,000	128,842
Want Want China Holdings Ltd.	481,000	584,293
Yuexiu Real Estate Investment Trust	444,000	207,838
		4,013,821

	Shares	Value
Reference Entity — Long
Indonesia
Indo Tambangraya Megah Tbk PT	26,000	$97,654
Indocement Tunggal Prakarsa Tbk PT	273,000	620,127
Indofood Sukses Makmur Tbk PT	192,500	109,826
Perusahaan Gas Negara Persero Tbk PT	1,534,500	616,070
		1,443,677
Israel
Bank Hapoalim BM	165,317	478,470
Bezeq Israeli Telecommunication Corp. Ltd.	474,333	478,649
Israel Chemicals Ltd.	33,175	392,646
Teva Pharmaceutical Industries Ltd.	5,698	235,858
Teva Pharmaceutical Industries Ltd. — ADR	39,711	1,623,783
		3,209,406
Malaysia
DiGi.Com Bhd	657,500	932,833
JCY International Bhd	195,900	97,027
Petronas Chemicals Group Bhd	437,100	920,431
Public Bank Bhd	10,700	49,098
Tenaga Nasional Bhd	10,100	21,784
		2,021,173
Mexico
America Movil SAB de CV, Series L	55,800	74,604
America Movil SAB de CV, Series L — ADR	840	22,420
Banco Latinoamericana de Comercio Exterior SA	5,606	113,914
Coca-Cola Femsa SAB de CV — ADR	159	17,679
Grupo Aeroportuario del Pacifico SAB de CV — ADR	14,899	586,425
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	142,500	560,206
Grupo Mexico SA de CV, Series B	84,600	237,161
Grupo Televisa SAB, Series CPO	39,400	179,749
Grupo Televisa SAB — ADR	30,865	703,413
Industrias Penoles SAB de CV	2,245	92,513
Mexichem SAB de CV	146,600	694,830
		3,282,914
Panama
Copa Holdings SA, Class A	18,075	1,401,355
Peru
Credicorp Ltd.	2,564	297,270
Southern Copper Corp.	1,923	62,075
		359,345
Poland
Polski Koncern Naftowy Orlen SA	5,676	60,823
Powszechny Zaklad Ubezpieczen SA	5,806	615,210
Tauron Polska Energia SA	71,741	98,780
		774,813
Russia
Federal Hydrogenerating Co. JSC	2,970,000	75,552
Gazprom OAO	92,280	431,717
Lukoil OAO	359	20,366
Lukoil OAO — ADR	6,000	339,000
Mechel — ADR	18,122	117,430
MMC Norilsk Nickel OJSC	1,778	276,000
Mobile Telesystems OJSC — ADR	1,208	22,891
Rosneft OAO	30,480	184,925
Surgutneftegaz OAO	810,100	683,996
Tatneft OAO, Class S	193,360	1,184,535
		3,336,412

See Notes to Financial Statements.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	9

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long
South Africa
AVI Ltd.	127,031	$907,348
Bidvest Group Ltd.	45,660	1,094,940
Gold Fields Ltd. — ADR	62,370	804,573
Growthpoint Properties Ltd.	39,552	121,444
Impala Platinum Holdings Ltd.	308	4,838
Imperial Holdings Ltd.	7,092	162,141
Kumba Iron Ore Ltd.	4,766	296,653
Life Healthcare Group Holdings Ltd.	146,940	595,711
Massmart Holdings Ltd.	10,920	229,166
Nedbank Group Ltd.	16,477	359,623
Pick n Pay Stores Ltd.	6,327	32,355
Remgro Ltd.	13,264	225,818
Truworths International Ltd.	75,147	938,027
Vodacom Group Ltd.	16,542	191,894
Woolworths Holdings Ltd.	47,662	309,854
		6,274,385
South Korea
Asia Pacific Systems, Inc.	5,777	56,461
Asiana Airlines, Inc.	66,500	436,422
CJ O Shopping Co. Ltd.	853	135,952
Daelim Industrial Co. Ltd.	1,880	145,661
Doosan Corp.	6,470	758,231
Doosan Heavy Industries & Construction Co. Ltd.	1,708	91,698
E-Mart Co. Ltd.	945	219,821
Grand Korea Leisure Co. Ltd.	24,550	526,556
GS Retail Co. Ltd.	1,790	40,134
Hanwha Corp.	2,450	62,733
Huvis Corp.	23,040	188,701
Hyundai Department Store Co. Ltd.	423	47,702
Hyundai Glovis Co. Ltd.	1,256	241,063
Hyundai Greenfood Co. Ltd.	11,980	167,945
Hyundai Mobis	940	249,004
Hyundai Motor Co.	577	120,950
Industrial Bank of Korea	7,640	83,115
Kangwon Land, Inc.	14,050	289,543
KCC Corp.	792	199,642
KEPCO Engineering & Construction Co., Inc.	929	56,367
Kia Motors Corp.	26,760	1,848,496
Korea Exchange Bank	105,460	783,517
KP Chemical Corp.	10,200	109,612
Kumho Petrochemical Co. Ltd.	4,648	507,709
LG Corp.	1,253	64,832
LG Display Co. Ltd.	630	13,624
LG Electronics, Inc.	8,342	460,401
LG Household & Health Care Ltd.	101	52,080
Lotte Shopping Co. Ltd.	1,006	258,034
Mirae Asset Securities Co. Ltd.	2,040	53,408
NHN Corp.	2,811	683,715
Orion Corp.	243	192,788
Osstem Implant Co. Ltd.	5,367	88,056
Paradise Co., Ltd.	8,681	97,895
Partron Co. Ltd.	5,952	60,540
POSCO	270	87,045
Samsung Card Co.	18,470	546,442
Samsung Electronics Co. Ltd.	406	470,053
Samsung Fine Chemicals Co. Ltd.	1,477	81,125
Samsung SDI Co. Ltd.	1,080	136,119
Shinsegae Co. Ltd.	4,508	831,326
SK C&C Co. Ltd.	2,969	262,598

	Shares	Value
Reference Entity — Long
South Korea (concluded)
SK Holdings Co. Ltd.	319	$43,732
SK Telecom Co. Ltd. — ADR	66,204	918,250
SM Entertainment Co.	10,854	460,320
STX Offshore & Shipbuilding Co. Ltd.	2,130	18,933
Woori Finance Holdings Co. Ltd.	1,040	10,256
		13,258,607
Taiwan
ALI Corp.	80,000	88,422
ASUSTek Computer, Inc.	2,000	18,571
Capital Securities Corp.	191,000	64,956
Chang Hwa Commercial Bank	34,000	18,478
China Airlines Ltd.	1,217,000	507,210
China Development Financial Holding Corp.	372,000	87,318
China Petrochemical Development Corp.	347,000	286,347
CTCI Corp.	142,000	264,659
Elan Microelectronics Corp.	113,000	184,236
Eva Airways Corp.	116,000	68,070
Far Eastern New Century Corp.	567,000	636,144
Far EasTone Telecommunications Co. Ltd.	101,000	254,584
Faraday Technology Corp.	25,000	34,175
Fubon Financial Holding Co. Ltd.	202,000	212,153
Giga Solar Materials Corp.	2,000	16,804
Integrated Memory Logic Ltd.	9,000	33,908
MStar Semiconductor, Inc.	42,000	268,167
Phison Electronics Corp.	15,000	122,531
Powertech Technology, Inc.	3,000	6,052
President Chain Store Corp.	92,000	481,587
Radiant Opto-Electronics Corp.	14,000	55,080
Realtek Semiconductor Corp.	67,000	116,386
Richtek Technology Corp.	65,000	361,924
Senao International Co. Ltd.	63,000	235,259
Silitech Technology Corp.	59,000	120,784
Taishin Financial Holding Co. Ltd.	381,000	154,979
Taiwan Business Bank	89,000	26,054
Taiwan Cooperative Financial Holding	328,000	199,583
Taiwan Mobile Co. Ltd.	158,000	521,530
Taiwan Semiconductor Manufacturing Co. Ltd.	249,000	672,468
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	145,267	2,029,380
Uni-President Enterprises Corp.	161,000	270,548
United Microelectronics Corp.	108,000	45,371
Ways Technical Corp. Ltd.	14,000	28,941
		8,492,659
Thailand
Advanced Info Service PCL	55,600	353,352
Airports of Thailand PCL	217,800	474,080
CP ALL PCL	313,200	338,380
Thai Airways International PCL	291,000	184,013
		1,349,825
Turkey
Anadolu Efes Biracilik Ve Malt Sanayii AS	13,289	180,657
BIM Birlesik Magazalar AS	2,556	111,078
Coca-Cola Icecek AS	1,196	18,591
Dogan Sirketler Grubu Holdings AS	280,664	126,661
Dogan Yayin Holding AS	282,692	108,676
Enka Insaat ve Sanayi AS	108,369	313,964
Eregli Demir ve Celik Fabrikalari TAS	124,746	136,919

See Notes to Financial Statements.

10	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long
Turkey (concluded)
Ford Otomotiv Sanayi AS	34,384	$330,459
Koza Altin Isletmeleri AS	12,756	252,299
Turk Hava Yollari	105,274	201,181
Turk Telekomunikasyonv AS	18,041	69,758
		1,850,243
United Kingdom
British American Tobacco Plc	11,051	585,924
Fresnillo Plc	23,049	526,160
Hochschild Mining Plc	6,805	44,779
		1,156,863
United States
The AES Corp.	80,712	973,387
Total Reference Entity — Long		74,126,493

Reference Entity — Short
Brazil
Anhanguera Educacional Participacoes SA	(22,500)	(320,064)
Banco Bradesco SA — ADR	(2,313)	(35,481)
BR Malls Participacoes SA	(26,900)	(314,000)
BR Properties SA	(30,100)	(351,059)
BRF — Brasil Foods SA — ADR	(83,455)	(1,200,083)
CETIP SA — Mercador Organizados	(33,200)	(420,752)
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares — ADR	(8,274)	(338,324)
Cia de Transmissao de Energia Eletrica Paulista	(6,858)	(190,981)
Cia Paranaense de Energia, Series P — ADR	(8,223)	(166,598)
Diagnosticos da America SA	(150,600)	(845,159)
Embraer SA — ADR	(36,971)	(938,324)
Gerdau SA — ADR	(15,561)	(141,605)
Gol Linhas Aereas Inteligentes SA — ADR	(2,834)	(13,206)
Gol Linhas Aereas Inteligentes SA, Preference Shares	(13,300)	(61,983)
HRT Participacoes em Petroleo SA	(101,100)	(245,695)
Hypermarcas SA	(115,800)	(728,977)
Itau Unibanco Holding SA Preference Shares — ADR	(35,758)	(565,334)
Klabin SA, Preference Shares	(19,300)	(85,236)
Kroton Educacional SA	(70,100)	(1,053,963)
Lojas Renner SA	(7,400)	(221,256)
MPX Energia SA	(91,200)	(1,473,121)
Oi SA, Preference Shares	(123,900)	(615,509)
Petroleo Brasileiro SA — ADR	(19,443)	(370,000)
Porto Seguro SA	(10,700)	(93,466)
Raia Drogasil SA	(16,500)	(188,415)
Rossi Residencial SA	(32,400)	(73,521)
Telefonica Brasil SA — ADR	(38,961)	(909,739)
Telefonica Brasil SA, Preference Shares	(21,500)	(503,926)
Tim Participacoes SA	(3,900)	(16,253)
Usinas Siderurgicas de Minas Gerais SA, Preference A Shares	(15,400)	(55,462)
Vale SA, Preference Shares — ADR	(3,018)	(53,509)
		(12,591,001)
Chile
Empresa Nacional de Electricidad SA — ADR	(7,338)	(366,827)

	Shares	Value
Reference Entity — Short
China
Aluminum Corp. of China Ltd. — ADR	(18,234)	$(186,534)
BBMG Corp., Class H	(511,500)	(319,246)
China Coal Energy Co. Ltd., Class H	(10,000)	(9,220)
China COSCO Holdings Co. Ltd., Class H	(132,500)	(55,018)
China Life Insurance Co. Ltd., Class H	(291,000)	(804,925)
China Longyuan Power Group Corp., Class H	(729,000)	(470,038)
China Pacific Insurance Group Co. Ltd., Class H	(316,800)	(1,007,018)
China Railway Construction Corp. Ltd., Class H	(1,279,500)	(1,120,328)
China Railway Group Ltd., Class H	(400,000)	(175,377)
China Shipping Container Lines Co. Ltd., Class H	(1,460,000)	(357,719)
China Shipping Development Co. Ltd., Class H	(456,000)	(187,582)
China Telecom Corp. Ltd., Class H	(222,000)	(115,656)
China ZhengTong Auto Services Holdings Ltd.	(115,500)	(55,108)
Dongfang Electric Corp. Ltd., Class H	(27,400)	(39,927)
Dongfeng Motor Group Co. Ltd., Class H	(238,000)	(332,077)
Hengan International Group Co. Ltd.	(3,500)	(33,219)
Huaneng Power International, Inc., Class H	(1,290,000)	(939,882)
Jiangxi Copper Co. Ltd., Class H	(593,000)	(1,309,162)
PetroChina Co. Ltd. — ADR	(421)	(52,600)
PICC Property & Casualty Co. Ltd., Class H	(626,000)	(701,502)
Ping An Insurance Group Co., Class H	(44,000)	(345,262)
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	(1,164,000)	(1,298,387)
Sinopharm Group Co. Ltd., Class H	(108,000)	(317,536)
Tingyi Cayman Islands Holding Corp.	(20,000)	(49,621)
Yanzhou Coal Mining Co. Ltd., Class H	(4,000)	(5,952)
		(10,288,896)
Hong Kong
Beijing Enterprises Holdings Ltd.	(71,500)	(465,621)
Brilliance China Automotive Holdings Ltd.	(1,978,000)	(1,604,397)
China Agri-Industries Holdings Ltd.	(153,000)	(76,158)
China Everbright International Ltd.	(4,090,000)	(2,125,511)
China Gas Holdings Ltd.	(546,000)	(288,676)
China Merchants Holdings International Co. Ltd.	(78,000)	(242,911)
China Resources Cement Holdings Ltd.	(1,862,000)	(982,060)
China Resources Power Holdings Co. Ltd.	(774,000)	(1,632,899)
Dah Chong Hong Holdings Ltd.	(253,000)	(217,611)
Intime Department Store Group Co. Ltd.	(149,000)	(140,071)
Kingboard Chemical Holdings Ltd.	(89,500)	(185,124)
Kunlun Energy Co. Ltd.	(290,000)	(469,702)
Nine Dragons Paper Holdings Ltd.	(280,000)	(131,791)
		(8,562,532)
India
Dr. Reddy’s Laboratories Ltd. — ADR	(32,772)	(951,043)
HDFC Bank Ltd. — ADR	(1,995)	(67,651)
		(1,018,694)
Indonesia
Astra International Tbk PT	(75,000)	(55,468)
Bank Mandiri Persero Tbk PT	(147,500)	(129,345)
Bank Negara Indonesia Persero Tbk PT	(284,000)	(119,271)
Gudang Garam Tbk PT	(13,895)	(82,724)
		(386,808)
Israel
Avner Oil Exploration LLP	(170,001)	(83,342)

See Notes to Financial Statements.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	11

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Short
Mexico
Alfa SAB de CV, Series A	(18,000)	$(289,427)
Arca Continental SAB de CV	(64,700)	(407,218)
Fomento Economico Mexicano SAB de CV	(10,100)	(86,429)
Fomento Economico Mexicano SAB de CV — ADR	(1,500)	(128,130)
Genomma Lab Internacional SAB de CV, Series B	(837,750)	(1,688,918)
Grupo Financiero Banorte SAB de CV, Series O	(204,800)	(1,096,651)
Grupo Modelo SAB de CV, Series C	(55,200)	(497,769)
Wal-Mart de Mexico SAB de CV, Series V	(266,000)	(753,485)
		(4,948,027)
Peru
Cia de Minas Buenaventura SA — ADR	(1,395)	(50,806)
Philippines
Philippine Long Distance Telephone Co. — ADR	(9,505)	(620,676)
Poland
Powszechna Kasa Oszczednosci Bank Polski SA	(8,174)	(79,517)
Russia
Federal Grid Co. Unified Energy System JSC	(11,680,000)	(82,463)
Rostelecom OJSC	(216,840)	(750,323)
		(832,786)
South Korea
Amorepacific Corp.	(174)	(157,591)
Cheil Industries, Inc.	(318)	(27,338)
CJ CheilJedang Corp.	(5,186)	(1,272,849)
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	(360)	(7,960)
EG Corp.	(876)	(45,558)
Foosung Co. Ltd.	(5,790)	(23,403)
GS Engineering & Construction Corp.	(11,089)	(681,646)
Hanjin Shipping Co. Ltd.	(25,000)	(319,514)
Hanwha Chemical Corp.	(24,320)	(450,639)
Honam Petrochemical Corp.	(1,449)	(305,660)
Hyundai Development Co.	(13,250)	(239,657)
Hyundai Engineering & Construction Co. Ltd.	(1,185)	(62,466)
Hyundai Heavy Industries Co. Ltd.	(208)	(44,521)
Hyundai Mipo Dockyard	(5,226)	(547,733)
Hyundai Steel Co.	(125)	(9,287)
Hyundai Wia Corp.	(668)	(98,372)
Kolon Industries, Inc.	(2,509)	(148,238)
Korea Aerospace Industries Ltd.	(2,160)	(51,582)
Korea Electric Power Corp. — ADR	(59,675)	(659,409)
Korea Gas Corp.	(1,720)	(67,545)
Korea Zinc Co. Ltd.	(21)	(7,132)
KT Corp. — ADR	(8,106)	(115,510)
LG Chem Ltd.	(2,197)	(610,156)
LG Uplus Corp.	(158,860)	(927,342)
Mando Corp.	(570)	(82,428)
NCSoft Corp.	(2,807)	(556,124)
Pharmicell Co. Ltd.	(3,720)	(24,841)
Poongsan Corp.	(2,080)	(56,019)
S-Oil Corp.	(4,598)	(391,224)
Samsung C&T Corp.	(1,027)	(58,407)
Samsung Electro-Mechanics Co. Ltd.	(6,327)	(593,178)
Samsung Techwin Co. Ltd.	(15,429)	(996,190)
Seoul Semiconductor Co. Ltd.	(5,198)	(97,926)
SK Chemicals Co. Ltd.	(2,313)	(119,882)

	Shares	Value
Reference Entity — Short
South Korea (concluded)
SK Hynix, Inc.	(13,080)	$(251,043)
SK Networks Co. Ltd.	(17,060)	(134,292)
Wonik IPS Co. Ltd.	(81,035)	(387,750)
		(10,630,412)
Taiwan
AU Optronics Corp.	(80,000)	(24,780)
AU Optronics Corp. — ADR	(609)	(1,821)
Cheng Uei Precision Industry Co. Ltd.	(96,959)	(177,803)
Chimei Innolux Corp.	(2,950,000)	(939,318)
China Motor Corp.	(463,000)	(395,964)
Compal Communications, Inc.	(13,000)	(12,050)
Evergreen Marine Corp. Taiwan Ltd.	(168,000)	(92,423)
Far Eastern Department Stores Co. Ltd.	(234,000)	(247,322)
Formosa Plastics Corp.	(37,000)	(102,392)
Genius Electronic Optical Co. Ltd.	(20,000)	(139,368)
Hon Hai Precision Industry Co. Ltd.	(15,000)	(42,311)
Kinsus Interconnect Technology Corp.	(30,000)	(84,421)
LCY Chemical Corp.	(1)	(1)
Lite-On Technology Corp.	(122,000)	(153,555)
Nan Kang Rubber Tire Co. Ltd.	(265,000)	(372,860)
Nan Ya Plastics Corp.	(25,000)	(48,762)
Neo Solar Power Corp.	(55,000)	(34,659)
Quanta Computer, Inc.	(332,000)	(867,844)
Ruentex Industries Ltd.	(652,000)	(1,282,587)
Standard Foods Corp.	(8,680)	(23,210)
Taiwan Cement Corp.	(42,000)	(48,872)
WPG Holdings Ltd.	(359,000)	(381,832)
Yuanta Financial Holding Co. Ltd.	(31,000)	(14,470)
Yulon Motor Co. Ltd.	(220,000)	(385,830)
		(5,874,455)
Thailand
PTT PCL	(3,300)	(34,185)
Turkey
Asya Katilim Bankasi AS	(544,468)	(585,466)
KOC Holding AS	(18,558)	(72,377)
Petkim Petrokimya Holding AS	(228,577)	(255,977)
Turkcell Iletisim Hizmetleri AS — ADR	(28,023)	(386,997)
		(1,300,817)
Total Reference Entity — Short		(57,669,781)
Net Value of Reference Entity — Goldman Sachs & Co.		$16,456,712

See Notes to Financial Statements.

12	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Schedule of Investments (continued)

The following table represents the individual long and short positions and related values of the basket of equity securities underlying the total return swap with Morgan Stanley & Co., Inc. as of July 31, 2012:

	Shares	Value
Reference Entity — Long
Brazil
AES Tiete SA, Preference Shares	47,300	$677,462
Amil Participacoes SA	19,400	184,987
Banco do Brasil SA	7,200	76,596
BM&F Bovespa SA	6,100	34,233
Cia de Bebidas das Americas, Preference Shares — ADR	10,451	402,886
Cia de Concessoes Rodoviarias	151,000	1,260,053
Cia de Saneamento Basico do Estado de Sao Paulo	2,100	89,649
Cia de Saneamento Basico do Estado de Sao Paulo — ADR	5,767	486,735
Cia de Saneamento de Minas Gerais	1,500	37,068
Cia Energetica de Sao Paulo, Preference B Shares	6,500	118,251
Cielo SA	15,320	446,621
EcoRodovias Infraestrutura e Logistica SA	53,800	435,556
EDP — Energias do Brasil SA	63,284	418,455
Gafisa SA — ADR	8,538	20,918
Itausa — Investimentos Itau SA, Preference Shares	57,970	271,858
Multiplan Empreendimentos Imobiliarios SA	15,800	399,549
Multiplus SA	2,700	65,155
Odontoprev SA	54,200	263,171
Souza Cruz SA	56,700	799,644
Totvs SA	6,100	112,522
Tractebel Energia SA	16,200	288,947
Ultrapar Participacoes SA	2,100	49,497
		6,939,813
Canada
Coeur d’Alene Mines Corp.	1,764	28,771
Pan American Silver Corp.	7,694	115,159
Yamana Gold, Inc.	5,842	86,623
		230,553
Chile
Aguas Andinas SA, Series A	68,547	45,122
Banco de Chile	2,552,850	363,824
Banco Santander Chile SA	2,777,146	201,577
Banco Santander Chile SA — ADR	1,700	127,772
Empresas CMPC SA	140,271	528,076
Empresas COPEC SA	115,341	1,677,277
Enersis SA	1,635,241	545,126
Enersis SA — ADR	10,773	178,293
ENTEL Chile SA	15,111	297,143
Sociedad Quimica y Minera de Chile SA, Series B	2,179	130,708
		4,094,918
China
Agricultural Bank of China Ltd., Class H	37,000	15,077
Air China Ltd., Class H	142,000	100,530
Bank of Communications Co. Ltd., Class H	89,000	59,106
China CITIC Bank Corp Ltd., Class H	25,000	12,638
China Communications Construction Corp. Ltd., Class H	338,000	297,696
China Construction Bank, Class H	60,000	40,543
China Mobile Ltd.	48,000	562,962
China Oilfield Services Ltd., Class H	280,000	432,564

	Shares	Value
Reference Entity — Long
China (concluded)
China Petroleum & Chemical Corp., Class H	328,000	$297,771
CNOOC Ltd.	275,000	557,468
Country Garden Holdings Co. Ltd.	94,000	35,638
Golden Eagle Retail Group Ltd.	139,000	251,303
Guangzhou Automobile Group Co. Ltd., Class H	30,000	22,515
Longfor Properties Co. Ltd.	120,000	177,028
Renhe Commercial Holdings Co. Ltd.	538,000	22,201
Soho China Ltd.	265,500	197,549
Sun Art Retail Group Ltd.	515,000	609,656
Wumart Stores, Inc.	86,000	167,903
Zijin Mining Group Co. Ltd., Class H	178,000	57,155
		3,917,303
Colombia
BanColombia SA — ADR	7,236	447,474
Petrominerales Ltd.	7,823	72,391
		519,865
Czech Republic
Telefonica Czech Republic AS	47,837	904,249
Egypt
Commercial International Bank Egypt SAE	15,083	68,479
Telecom Egypt Co.	152,766	319,124
		387,603
Hong Kong
Anta Sports Products Ltd.	906,000	508,221
Belle International Holdings Ltd.	156,000	288,878
China Mengniu Dairy Co. Ltd.	195,000	580,874
China Overseas Land & Investment Ltd.	52,000	122,981
China Resources Enterprise Ltd.	46,000	127,536
China Unicom Hong Kong Ltd.	56,000	82,613
Chow Tai Fook Jewellery Group Ltd.	48,000	55,708
Citic Pacific Ltd.	427,000	618,912
Dongyue Group	85,000	44,940
Guangdong Investment Ltd.	558,000	402,956
Haier Electronics Group Co. Ltd.	38,000	44,053
Ports Design Ltd.	68,500	67,398
Want Want China Holdings Ltd.	508,000	617,092
Yuexiu Property Co. Ltd.	216,000	49,023
Yuexiu Real Estate Investment Trust	216,000	101,110
		3,712,295
Hungary
Magyar Telekom Telecommunications Plc	16,726	30,978
MOL Hungarian Oil and Gas Plc	2,661	192,194
		223,172
Indonesia
Indo Tambangraya Megah Tbk PT	27,500	103,289
Indocement Tunggal Prakarsa Tbk PT	321,000	729,160
Indofood Sukses Makmur Tbk PT	252,000	143,772
Perusahaan Gas Negara Persero Tbk PT	423,500	170,026
Telekomunikasi Indonesia Persero Tbk PT	175,500	168,732
Unilever Indonesia Tbk PT	118,000	302,324
		1,617,303
Israel
Bank Hapoalim BM	25,128	72,727
Check Point Software Technologies Ltd.	12,724	618,004
Israel Chemicals Ltd.	83,787	991,668
Teva Pharmaceutical Industries Ltd. — ADR	14,866	607,871
		2,290,270

See Notes to Financial Statements.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	13

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long
Malaysia
Berjaya Sports Toto Bhd	77,500	$105,991
DiGi.Com Bhd	684,100	970,572
JCY International Bhd	335,800	166,317
Malayan Banking Bhd	33,400	93,492
Petronas Chemicals Group Bhd	337,900	711,539
Petronas Gas Bhd	31,300	185,030
Tenaga Nasional Bhd	75,700	163,277
UMW Holdings Bhd	167,900	508,073
		2,904,291
Mexico
America Movil SAB de CV, Series L — ADR	19,147	511,033
Banco Latinoamericana De Comercio Exterior SA	4,007	81,422
El Puerto de Liverpool SAB de CV, Series C1	3,700	28,952
Grupo Aeroportuario del Pacifico SAB de CV — ADR	24,677	971,287
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	87,300	343,200
Grupo Mexico SA de CV, Series B	65,000	182,216
Grupo Televisa SAB, Series CPO	17,300	78,926
Grupo Televisa SAB — ADR	5,742	130,860
Industrias Penoles SAB de CV	1,285	52,953
Mexichem SAB de CV	56,900	269,685
		2,650,534
Panama
Copa Holdings SA, Class A	7,128	552,634
Peru
Credicorp Ltd.	4,560	528,686
Southern Copper Corp.	18,955	611,868
		1,140,554
Philippines
Metropolitan Bank & Trust	110,320	264,536
Poland
Powszechny Zaklad Ubezpieczen SA	1,813	192,107
Russia
Federal Hydrogenerating Co. JSC	5,370,000	136,604
Gazprom OAO	42,320	197,987
Lukoil OAO	7,773	440,960
Lukoil OAO — ADR	2,450	138,425
Mechel — ADR	22,658	146,824
Mobile Telesystems OJSC — ADR	2,950	55,902
Rosneft Oil Co. — GDR	27,102	163,154
Surgutneftegaz OAO	190,600	160,930
Tatneft OAO, Class S	4,550	27,874
TMK OAO — GDR	3,858	55,169
		1,523,829
South Africa
AVI Ltd.	280,766	2,005,435
Bidvest Group Ltd.	75,058	1,799,912
Gold Fields Ltd. — ADR	31,204	402,532
Imperial Holdings Ltd.	9,146	209,101
Life Healthcare Group Holdings Ltd.	76,294	309,304
Remgro Ltd.	12,047	205,098
Reunert Ltd.	35,561	343,984

	Shares	Value
Reference Entity — Long
South Africa (concluded)
Sappi Ltd.	15,516	$46,592
Vodacom Group Ltd.	19,869	230,489
Woolworths Holdings Ltd.	116,035	754,353
		6,306,800
South Korea
Asiana Airlines, Inc.	57,480	377,226
Cheil Worldwide, Inc.	23,340	392,226
CJ O Shopping Co. Ltd.	1,332	212,295
Daelim Industrial Co. Ltd.	1,546	119,783
Doosan Corp.	91	10,664
Doosan Heavy Industries & Construction Co. Ltd.	9,919	532,523
E-Mart Co. Ltd.	2,630	611,777
Grand Korea Leisure Co. Ltd.	43,770	938,793
GS Holdings	862	43,839
Hanwha Corp.	14,290	365,900
Hotel Shilla Co. Ltd.	1,992	85,362
Huvis Corp.	34,290	280,841
Hyundai Department Store Co. Ltd.	2,117	238,733
Industrial Bank of Korea	2,630	28,612
Kangwon Land, Inc.	4,220	86,966
KCC Corp.	778	196,113
Kia Motors Corp.	6,786	468,755
Korea Exchange Bank	50,730	376,899
Korean Air Lines Co. Ltd.	2,420	103,382
KP Chemical Corp.	5,070	54,484
KT&G Corp.	725	53,415
Kumho Petrochemical Co. Ltd.	653	71,328
LG Corp.	10,779	557,719
LG Display Co. Ltd.	2,060	44,548
LG Electronics, Inc.	5,090	280,921
Lotte Shopping Co. Ltd.	935	239,823
Macrogen, Inc.	3,613	74,776
NHN Corp.	243	59,104
Osstem Implant Co. Ltd.	16,499	270,697
Partron Co. Ltd.	33,529	341,036
Samsung Card Co.	16,740	495,260
Samsung Electronics Co. Ltd.	590	683,082
Samsung Fine Chemicals Co. Ltd.	2,433	133,633
Samsung Fire & Marine Insurance Co. Ltd.	2,948	552,770
Samsung Heavy Industries Co. Ltd.	1,980	68,561
Samsung Life Insurance Co. Ltd.	2,938	241,147
Shinsegae Co. Ltd.	3,512	647,652
SK C&C Co. Ltd.	1,443	127,628
SK Holdings Co. Ltd.	3,031	415,527
SK Telecom Co. Ltd. — ADR	1,323	18,350
SM Entertainment Co.	1,825	77,399
Woori Finance Holdings Co. Ltd.	5,020	49,506
Woori Investment & Securities Co. Ltd.	2,110	20,342
		11,049,397
Taiwan
ALI Corp.	196,000	216,634
ASUSTek Computer, Inc.	5,000	46,428
Capella Microsystems Taiwan, Inc.	24,000	135,234
China Airlines Ltd.	275,000	114,612
China Development Financial Holding Corp.	150,000	35,209
China Petrochemical Development Corp.	225,000	185,671
China Steel Corp.	133,980	119,049
Chipbond Technology Corp.	79,000	99,302
Delta Electronics, Inc.	63,000	213,203

See Notes to Financial Statements.

14	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long
Taiwan (concluded)
Eva Airways Corp.	896,000	$525,785
Far Eastern New Century Corp.	265,000	297,316
Far EasTone Telecommunications Co. Ltd.	14,000	35,289
Faraday Technology Corp.	61,000	83,388
First Financial Holding Co. Ltd.	328,000	200,130
HTC Corp.	5,000	48,679
Hua Nan Financial Holdings Co. Ltd.	243,000	137,734
MStar Semiconductor, Inc.	71,000	453,330
Phison Electronics Corp.	1,000	8,169
Powertech Technology, Inc.	18,000	36,309
President Chain Store Corp.	22,000	115,162
Radiant Opto-Electronics Corp.	10,000	39,343
Realtek Semiconductor Corp.	74,000	128,545
Richtek Technology Corp.	54,000	300,675
Senao International Co. Ltd.	10,000	37,343
Sercomm Corp.	23,000	33,588
Silitech Technology Corp.	322,000	659,191
Taishin Financial Holding Co. Ltd.	599,000	243,654
Taiwan Semiconductor Manufacturing Co. Ltd.	138,000	372,693
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	5,991	83,694
Uni-President Enterprises Corp.	178,000	299,115
United Microelectronics Corp.	976,000	410,023
Ways Technical Corp. Ltd.	27,000	55,814
Wintek Corp.	293,000	128,464
		5,898,775
Thailand
Advanced Info Service PCL	254,600	1,618,049
Airports of Thailand PCL	316,900	689,788
BEC World PCL	217,800	389,299
CP ALL PCL	319,100	344,754
PTT Exploration & Production PCL	21,900	105,777
Thai Airways International PCL	133,200	84,229
		3,231,896
Turkey
BIM Birlesik Magazalar AS	5,607	243,667
Dogan Sirketler Grubu Holdings AS	221,546	99,982
Dogan Yayin Holding AS	166,386	63,964
Eregli Demir ve Celik Fabrikalari TAS	50,152	55,046
Ford Otomotiv Sanayi AS	61,736	593,334
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	477,381	295,230
Koza Altin Isletmeleri AS	3,945	78,027
Migros Ticaret AS	39,776	424,387
Sinpas Gayrimenkul Yatirim Ortakligi AS	99,142	68,494
Turk Telekomunikasyon AS	36,031	139,318
		2,061,449
United Kingdom
British American Tobacco Plc	8,412	446,004
Fresnillo Plc	21,679	494,886
SABMiller Plc	20,655	886,796
		1,827,686
United States
The AES Corp.	108,991	1,314,432
Total Reference Entity — Long		65,756,264

	Shares	Value
Reference Entity — Short
Brazil
Banco Bradesco SA — ADR	(638)	$(9,787)
BRF — Brasil Foods SA	(5,900)	(84,475)
CETIP SA — Mercador Organizados	(7,700)	(97,584)
Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	(1,100)	(44,822)
Cia Paranaense de Energia, Series P — ADR	(3,110)	(63,009)
CPFL Energia SA — ADR	(14,614)	(338,168)
Embraer SA — ADR	(31,241)	(792,897)
Gerdau SA — ADR	(16,025)	(145,827)
Gol Linhas Aereas Inteligentes SA — ADR	(2,470)	(11,510)
Itau Unibanco Holding SA Preference Shares — ADR	(26,214)	(414,443)
Kroton Educacional SA	(1,400)	(21,049)
Lojas Americanas SA Preference Shares	(5,400)	(38,368)
MMX Mineracao e Metalicos SA	(225,200)	(628,608)
MPX Energia SA	(4,100)	(66,226)
Petroleo Brasileiro SA — ADR	(1,102)	(20,971)
Raia Drogasil SA	(4,300)	(49,102)
Telefonica Brasil SA Preference Shares	(3,900)	(91,410)
Telefonica Brasil SA — ADR	(65,952)	(1,539,979)
Tim Participacoes SA	(145,800)	(607,619)
Vale SA Preference Shares — ADR	(8,008)	(141,982)
		(5,207,836)
Canada
AuRico Gold, Inc.	(28,449)	(184,677)
Silver Wheaton Corp.	(10,533)	(290,305)
		(474,982)
Chile
Latam Airlines Group SA — ADR	(10,041)	(246,908)
SACI Falabella	(1,801)	(17,548)
		(264,456)
China
BBMG Corp., Class H	(67,500)	(42,129)
China Coal Energy Co. Ltd., Class H	(86,000)	(79,294)
China Life Insurance Co. Ltd., Class H	(89,000)	(246,180)
China Longyuan Power Group Corp., Class H	(698,000)	(450,050)
China Pacific Insurance Group Co. Ltd., Class H	(26,600)	(84,554)
China Shipping Development Co. Ltd., Class H	(94,000)	(38,668)
Dongfang Electric Corp. Ltd., Class H	(4,600)	(6,703)
Huaneng Power International, Inc., Class H	(16,000)	(11,657)
Jiangxi Copper Co. Ltd., Class H	(28,000)	(61,815)
PICC Property & Casualty Co. Ltd., Class H	(16,000)	(17,930)
Ping An Insurance Group Co., Class H	(47,500)	(372,726)
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	(20,000)	(22,309)
Tingyi Cayman Islands Holding Corp.	(190,000)	(471,404)
		(1,905,419)
Hong Kong
Beijing Enterprises Holdings Ltd.	(23,000)	(149,780)
Brilliance China Automotive Holdings Ltd.	(26,000)	(21,089)
China Gas Holdings Ltd.	(96,000)	(50,756)
China Merchants Holdings International Co. Ltd.	(6,000)	(18,685)
Dah Chong Hong Holdings Ltd.	(321,000)	(276,100)
GOME Electrical Appliances Holding Ltd.	(3,624,000)	(299,091)
Intime Department Store Group Co. Ltd.	(23,500)	(22,092)
Kunlun Energy Co. Ltd.	(28,000)	(45,351)
		(882,944)

See Notes to Financial Statements.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	15

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Short
India
HDFC Bank Ltd. — ADR	(19,009)	$(644,595)
ICICI Bank Ltd. — ADR	(1,331)	(46,079)
Wipro Ltd. — ADR	(7,271)	(56,787)
		(747,461)
Indonesia
Astra International Tbk PT	(585,000)	(432,646)
Gudang Garam Tbk PT	(19,000)	(113,117)
		(545,763)
Malaysia
Axiata Group Bhd	(101,500)	(190,059)
Genting Bhd	(326,600)	(988,306)
IOI Corp. Bhd	(164,900)	(281,376)
Kuala Lumpur Kepong Bhd	(7,200)	(54,664)
Telekom Malaysia Bhd	(13,900)	(25,095)
UEM Land Holdings Bhd	(18,700)	(11,891)
		(1,551,391)
Mexico
Fomento Economico Mexicano SAB de CV — ADR	(24,241)	(2,070,666)
Peru
Cia de Minas Buenaventura SA — ADR	(27,281)	(993,574)
Philippines
Philippine Long Distance Telephone Co. — ADR	(8,235)	(537,746)
Russia
Magnit OJSC — GDR	(31,053)	(1,005,807)
Uralkali OJSC — GDR	(66,680)	(2,779,222)
X5 Retail Group NV — GDR	(18,534)	(363,637)
		(4,148,666)
South Africa
Aspen Pharmacare Holdings Ltd.	(62,449)	(1,095,332)
Barloworld Ltd.	(11,029)	(111,282)
Clicks Group Ltd.	(39,333)	(259,604)
Exxaro Resources Ltd.	(51,531)	(1,050,042)
FirstRand Ltd.	(79,344)	(265,006)
Foschini Group Ltd.	(83,193)	(1,432,534)
Naspers Ltd. N Shares	(44,506)	(2,419,567)
Shoprite Holdings Ltd.	(78,518)	(1,541,317)
Steinhoff International Holdings Ltd.	(7,292)	(21,676)
Tiger Brands Ltd.	(35,624)	(1,146,220)
		(9,342,580)
South Korea
Cheil Industries, Inc.	(166)	(14,271)
CJ Corp.	(5,802)	(375,639)
Com2uSCorp	(5,680)	(208,235)
Daewoo International Corp.	(2,550)	(81,194)
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	(29,850)	(660,033)
Daum Communications Corp.	(690)	(67,497)
Foosung Co. Ltd.	(15,110)	(61,075)
Gamevil, Inc.	(495)	(34,105)
GS Engineering & Construction Corp.	(1,281)	(78,744)
Hanjin Shipping Co. Ltd.	(18,690)	(238,868)
Hanwha Chemical Corp.	(15,940)	(295,361)
Honam Petrochemical Corp.	(1,271)	(268,111)
Hyosung Corp.	(520)	(24,698)
Hyundai Development Co.	(50,210)	(908,165)

	Shares	Value
Reference Entity — Short
South Korea (concluded)
Hyundai Engineering & Construction Co. Ltd.	(13,707)	$(722,554)
Hyundai Heavy Industries Co. Ltd.	(1,190)	(254,709)
Hyundai Mipo Dockyard	(1,468)	(153,860)
Hyundai Steel Co.	(1,128)	(83,805)
Hyundai Wia Corp.	(122)	(17,966)
INFINITT Co. Ltd.	(2,942)	(21,728)
Interflex Co. Ltd.	(1,426)	(73,783)
JCEntertainment Corp.	(270)	(8,478)
Kolon Industries, Inc.	(176)	(10,398)
Korea Aerospace Industries Ltd.	(2,800)	(66,866)
Korea Electric Power Corp. — ADR	(4,685)	(51,769)
Korea Gas Corp.	(410)	(16,101)
Korea Zinc Co. Ltd.	(1,205)	(409,260)
KT Corp. — ADR	(6,332)	(90,231)
LG Chem Ltd.	(722)	(200,516)
LG Fashion Corp.	(12,750)	(303,914)
LG International Corp.	(2,770)	(91,874)
LG Uplus Corp.	(125,950)	(735,231)
Melfas, Inc.	(5,000)	(95,301)
NCSoft Corp.	(1,195)	(236,754)
Nexen Tire Corp.	(7,470)	(135,443)
S-Oil Corp.	(265)	(22,548)
Samsung C&T Corp.	(2,604)	(148,093)
Samsung Engineering Co. Ltd.	(1,379)	(222,591)
Samsung Techwin Co. Ltd.	(539)	(34,801)
Seoul Semiconductor Co. Ltd.	(4,834)	(91,068)
SK Hynix, Inc.	(15,660)	(300,561)
SK Networks Co. Ltd.	(7,010)	(55,181)
Wonik IPS Co. Ltd.	(507)	(2,426)
Woongjin Energy Co. Ltd.	(710)	(2,785)
		(7,976,591)
Taiwan
Advanced Semiconductor Engineering, Inc. — ADR	(12,492)	(47,595)
Asia Cement Corp.	(176,000)	(223,282)
AU Optronics Corp. — ADR	(55,451)	(165,799)
Cheng Uei Precision Industry Co. Ltd.	(61,609)	(112,978)
China Motor Corp.	(349,000)	(298,470)
Chunghwa Telecom Co. Ltd. — ADR	(49,943)	(1,481,809)
Compal Communications, Inc.	(1,000)	(927)
Coretronic Corp.	(22,000)	(19,365)
Far Eastern Department Stores Co. Ltd.	(225,000)	(237,809)
Formosa Chemicals & Fibre Corp.	(10,000)	(26,473)
Formosa Plastics Corp.	(76,000)	(210,319)
Hon Hai Precision Industry Co. Ltd.	(11,000)	(31,028)
Hotai Motor Co. Ltd.	(47,000)	(314,979)
Kinsus Interconnect Technology Corp.	(129,000)	(363,011)
Macronix International	(383,937)	(95,112)
Nan Kang Rubber Tire Co. Ltd.	(21,000)	(29,547)
Nan Ya Plastics Corp.	(179,000)	(349,137)
Quanta Computer, Inc.	(130,000)	(339,818)
Ruentex Industries Ltd.	(333,000)	(655,064)
Taiwan Cement Corp.	(462,000)	(537,594)
Tong Hsing Electronic Industries Ltd.	(46,000)	(131,593)
TSRC Corp.	(93,500)	(213,545)
WPG Holdings Ltd.	(244,000)	(259,518)
Yulon Motor Co. Ltd.	(28,000)	(49,106)
		(6,193,878)

See Notes to Financial Statements.

16	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Short
Thailand
Charoen Pokphand Foods PCL	(415,900)	$(439,424)
PTT Global Chemical PCL	(48,000)	(90,372)
Siam Commercial Bank PCL	(32,500)	(165,753)
		(695,549)
Turkey
Akbank TAS	(208,203)	(784,162)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	(125,759)	(167,459)
KOC Holding AS	(264,851)	(1,032,931)
Turkcell Iletisim Hizmetleri AS — ADR	(16,990)	(234,632)
Turkiye Garanti Bankasi AS	(23,903)	(93,223)
		(2,312,407)
United Kingdom
Anglo American Plc	(41,506)	(1,235,016)
Antofagasta Plc	(100,699)	(1,692,484)
BHP Billiton Plc	(41,911)	(1,223,011)
Lonmin Plc	(6,240)	(68,187)
		(4,218,698)
Total Reference Entity — Short		(50,070,607)
Net Value of Reference Entity — Morgan Stanley & Co., Inc.		$15,685,657

The following table represents the individual long and short positions and related values of the basket of equity securities underlying the total return swap with UBS AG as of July 31, 2012:

Reference Entity — Long
Argentina
Ternium SA — ADR	9,910	193,740
Brazil
AES Tiete SA, Preference Shares	9,200	131,769
All America Latina Logistica SA	7,600	35,085
BM&F Bovespa SA	18,500	103,821
Centrais Eletricas Brasileiras SA, Preference B Shares	47,500	464,755
Cia de Bebidas das Americas, Preference Shares — ADR	14,006	539,931
Cia de Concessoes Rodoviarias	60,800	507,359
Cia de Saneamento Basico do Estado de Sao Paulo	3,900	166,490
Cia Energetica de Minas Gerais — ADR	7,409	140,845
Cia Energetica de Sao Paulo, Preference B Shares	45,200	822,299
EcoRodovias Infraestrutura e Logistica SA	48,700	394,268
EDP — Energias do Brasil SA	19,200	126,957
Gafisa SA	6,400	7,839
Gafisa SA — ADR	12,756	31,252
Itausa — Investimentos Itau SA, Preference Shares	30,510	143,081
Metalurgica Gerdau SA, Preference Shares	8,100	92,178
Multiplus SA	1,000	24,131
Odontoprev SA	54,500	264,628
Souza Cruz SA	81,500	1,149,400
Tractebel Energia SA	9,000	160,526
		5,306,614
Canada
Alamos Gold, Inc.	5,318	83,361
Goldcorp, Inc.	5,102	184,168
Pan American Silver Corp.	9,007	134,811
		402,340

	Shares	Value
Reference Entity — Long
Chile
Banco de Chile	5,396,713	$769,122
Banco de Credito e Inversiones	3,429	219,641
Banco Santander Chile SA	599,988	43,550
Colbun SA	133,885	37,197
Empresas CMPC SA	101,656	382,703
Empresas COPEC SA	61,536	894,850
Enersis SA	608,042	202,697
ENTEL Chile SA	20,937	411,705
		2,961,465
China
Agricultural Bank of China Ltd., Class H	60,000	24,450
Bank of Communications Co. Ltd., Class H	106,000	70,396
Baoxin Auto Group Ltd.	36,000	17,409
Beijing Capital International Airport Co. Ltd., Class H	246,000	168,130
China Communications Construction Corp. Ltd., Class H	46,000	40,515
China Construction Bank, Class H	348,000	235,150
China Mobile Ltd.	75,000	879,628
China Oilfield Services Ltd., Class H	168,000	259,538
China Petroleum & Chemical Corp., Class H	268,000	243,300
Country Garden Holdings Co. Ltd.	551,473	209,077
Daphne International Holdings Ltd.	70,000	70,048
Golden Eagle Retail Group Ltd.	70,000	126,556
Guangzhou Automobile Group Co. Ltd., Class H	30,000	22,515
Industrial and Commercial Bank of China Ltd., Class H	173,000	99,275
Jiangsu Expressway Co. Ltd., Class H	190,000	176,409
Lenovo Group Ltd.	8,000	5,550
Renhe Commercial Holdings Co. Ltd.	2,588,000	106,795
Shanghai Electric Group Co. Ltd., Class H	316,000	118,989
Shui On Land Ltd.	50,500	20,839
Sihuan Pharmaceutical Holdings Group Ltd.	481,000	181,739
Soho China Ltd.	736,500	548,004
Sun Art Retail Group Ltd.	49,000	58,006
Tsingtao Brewery Co. Ltd., Class H	56,000	328,575
Zhaojin Mining Industry Co. Ltd., Class H	38,000	47,777
		4,058,670
Colombia
BanColombia SA — ADR	2,324	143,716
Petrominerales Ltd.	9,485	87,771
		231,487
Czech Republic
CEZ AS	19,822	667,506
Komercni Banka AS	236	40,138
Telefonica Czech Republic AS	47,966	906,688
		1,614,332
Hong Kong
Anta Sports Products Ltd.	258,000	144,725
Belle International Holdings Ltd.	220,000	407,392
China Mengniu Dairy Co. Ltd.	43,000	128,090
China Overseas Land & Investment Ltd.	50,000	118,251
China Resources Enterprise Ltd.	118,000	327,156
Chow Tai Fook Jewellery Group Ltd.	50,400	58,494
Citic Pacific Ltd.	346,000	501,508
Guangdong Investment Ltd.	120,000	86,657
Haier Electronics Group Co. Ltd.	116,000	134,478
KWG Property Holding Ltd.	143,500	79,571

See Notes to Financial Statements.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	17

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long
Hong Kong (concluded)
Lonking Holdings Ltd.	59,000	$10,880
Ports Design Ltd.	40,500	39,849
Shougang Fushan Resources Group Ltd.	82,000	22,312
Skyworth Digital Holdings Ltd.	426,000	164,803
Want Want China Holdings Ltd.	188,000	228,372
Yuexiu Real Estate Investment Trust	192,000	89,876
		2,542,414
Hungary
Richter Gedeon Nyrt	940	159,312
Indonesia
Indo Tambangraya Megah Tbk PT	20,000	75,119
Indocement Tunggal Prakarsa Tbk PT	303,000	688,273
Indofood Sukses Makmur Tbk PT	203,500	116,101
Perusahaan Gas Negara Persero Tbk PT	207,500	83,307
Telekomunikasi Indonesia Persero Tbk PT	201,000	193,249
		1,156,049
Israel
Bank Hapoalim BM	5,125	14,833
Israel Chemicals Ltd.	37,243	440,793
Teva Pharmaceutical Industries Ltd.	4,258	176,252
Teva Pharmaceutical Industries Ltd. — ADR	1,952	79,817
		711,695
Malaysia
British American Tobacco Malaysia Bhd	16,600	316,883
DiGi.Com Bhd	23,400	33,199
Lafarge Malayan Cement Bhd	36,200	92,539
Malayan Banking Bhd	40,200	112,527
Petronas Chemicals Group Bhd	814,400	1,714,937
Petronas Gas Bhd	23,500	138,920
Public Bank Bhd	34,600	158,765
Tenaga Nasional Bhd	88,200	190,238
UMW Holdings Bhd	86,100	260,542
		3,018,550
Mexico
America Movil SAB de CV, Series L	66,700	89,178
America Movil SAB de CV, Series L — ADR	42,302	1,129,041
Banco Latinoamericana De Comercio Exterior SA	6,050	122,936
Compartamos SAB de CV	43,300	43,565
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	82,700	325,116
Grupo Mexico SA de CV, Series B	137,900	386,578
Grupo Televisa SAB, Series CPO	64,700	295,172
Grupo Televisa SAB — ADR	22,033	502,132
Industrias Penoles SAB de CV	2,955	121,771
Mexichem SAB de CV	125,864	596,549
		3,612,038
Panama
Copa Holdings SA, Class A	6,097	472,700
Peru
Credicorp Ltd.	73	8,464
Southern Copper Corp.	6,169	199,135
		207,599

	Shares	Value
Reference Entity — Long
Philippines
Ayala Land, Inc.	537,700	$281,441
SM Prime Holdings, Inc.	147,300	49,329
		330,770
Poland
Enea SA	2,300	10,726
PGE SA	65,423	364,239
Powszechny Zaklad Ubezpieczen SA	1,323	140,186
		515,151
Russia
Federal Hydrogenerating Co. JSC	1,690,000	42,991
Lukoil OAO	598	33,924
Mechel — ADR	12,193	79,011
MMC Norilsk Nickel OJSC	2,696	418,502
Mobile Telesystems OJSC — ADR	6,114	115,860
Pharmstandard OJSC — GDR	9,637	139,929
		830,217
South Africa
African Bank Investments Ltd.	33,113	146,048
AVI Ltd.	5,381	38,435
Bidvest Group Ltd.	17,046	408,768
Gold Fields Ltd. — ADR	5,524	71,260
Impala Platinum Holdings Ltd.	198	3,110
Imperial Holdings Ltd.	3,562	81,436
Liberty Holdings Ltd.	1,954	22,112
Life Healthcare Group Holdings Ltd.	26,450	107,231
Massmart Holdings Ltd.	37,141	779,438
Nedbank Group Ltd.	5,272	115,065
Remgro Ltd.	35,678	607,413
The Spar Group Ltd.	34,266	495,841
Vodacom Group Ltd.	138,466	1,606,266
Woolworths Holdings Ltd.	36,543	237,569
		4,719,992
South Korea
Asiana Airlines, Inc.	27,610	181,197
Cheil Worldwide, Inc.	6,830	114,777
CJ O Shopping Co. Ltd.	603	96,107
Daelim Industrial Co. Ltd.	1,574	121,952
E-Mart Co. Ltd.	2,568	597,355
Grand Korea Leisure Co. Ltd.	7,010	150,353
GS Holdings	1,946	98,967
Hankook Tire Co. Ltd.	3,260	120,236
Hanwha Corp.	6,940	177,701
Hotel Shilla Co. Ltd.	5,945	254,758
Huvis Corp.	12,790	104,752
Hyundai Greenfood Co. Ltd.	23,320	326,918
Hyundai Mobis	261	69,138
Industrial Bank of Korea	7,780	84,638
Kangwon Land, Inc.	21,880	450,905
KCC Corp.	181	45,625
KEPCO Engineering & Construction Co., Inc.	1,037	62,919
Kia Motors Corp.	1,165	80,475
Korea Exchange Bank	77,230	573,782
KT&G Corp.	553	40,743
Kumho Petrochemical Co. Ltd.	1,512	165,158
LG Corp.	3,169	163,968
LG Electronics, Inc.	922	50,886
Lotte Shopping Co. Ltd.	1,143	293,174
LS Corp.	1,159	91,029
Macrogen, Inc.	1,420	29,389

See Notes to Financial Statements.

18	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long
South Korea (concluded)
NHN Corp.	650	$158,098
Orion Corp.	1,237	981,394
Osstem Implant Co. Ltd.	5,119	83,987
Partron Co. Ltd.	2,426	24,676
POSCO	1,171	377,516
Samsung Card Co.	7,340	217,157
Samsung Electronics Co. Ltd.	215	248,920
Samsung Fine Chemicals Co. Ltd.	5,542	304,396
Shinsegae Co. Ltd.	726	133,883
SK Holdings Co. Ltd.	2,255	309,143
SM Entertainment Co.	2,936	124,516
Woongjin Coway Co. Ltd.	18,260	571,723
Woori Finance Holdings Co. Ltd.	4,310	42,504
Woori Investment & Securities Co. Ltd.	7,740	74,619
YG Entertainment, Inc.	2,579	113,368
		8,312,802
Taiwan
ASUSTek Computer, Inc.	15,000	139,285
Capella Microsystems Taiwan, Inc.	4,000	22,539
Chang Hwa Commercial Bank	79,000	42,934
China Airlines Ltd.	834,000	347,587
China Life Insurance Co. Ltd.	46,000	44,785
China Petrochemical Development Corp.	52,000	42,911
China Steel Corp.	635,390	564,579
Chinatrust Financial Holding Co. Ltd.	116,000	69,617
Eva Airways Corp.	311,000	182,499
Far Eastern New Century Corp.	256,000	287,218
Far EasTone Telecommunications Co. Ltd.	68,000	171,403
Faraday Technology Corp.	109,000	149,004
First Financial Holding Co. Ltd.	300,000	183,046
Mega Financial Holding Co. Ltd.	87,000	70,633
Pou Chen Corp.	1,021,000	924,236
President Chain Store Corp.	66,000	345,486
Radiant Opto-Electronics Corp.	4,000	15,737
Realtek Semiconductor Corp.	37,000	64,273
Richtek Technology Corp.	15,000	83,521
Sercomm Corp.	24,000	35,049
Silitech Technology Corp.	2,000	4,094
Taishin Financial Holding Co. Ltd.	1,435,000	583,713
Taiwan Fertilizer Co. Ltd.	10,000	23,739
Taiwan Mobile Co. Ltd.	171,000	564,441
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	22,095	308,667
Uni-President Enterprises Corp.	315,000	529,332
United Microelectronics Corp.	723,000	303,736
Ways Technical Corp. Ltd.	10,000	20,672
		6,124,736
Thailand
Airports of Thailand PCL	587,900	1,279,668
CP ALL PCL	263,100	284,252
		1,563,920
Turkey
BIM Birlesik Magazalar AS	23,808	1,034,640
Ford Otomotiv Sanayi AS	22,413	215,408
Koza Altin Isletmeleri AS	3,206	63,411
TAV Havalimanlari Holding AS	9,861	54,061
Turk Telekomunikasyon AS	105,322	407,240
		1,774,760

	Shares	Value
Reference Entity — Long
United Kingdom
British American Tobacco Plc	1,509	$80,007
SABMiller Plc	1,281	54,998
		135,005
United States
The AES Corp.	17,837	215,114
Total Reference Entity — Long		51,171,472

Reference Entity — Short
Brazil
Banco Bradesco SA — ADR	(47,503)	(728,696)
Banco Bradesco SA, Preference Shares	(8,200)	(126,449)
BR Properties SA	(32,400)	(377,884)
Bradespar SA, Preference Shares	(41,400)	(620,838)
Braskem SA — ADR	(2,429)	(29,512)
BRF — Brasil Foods SA — ADR	(22,942)	(329,906)
CETIP SA — Mercador Organizados	(7,300)	(92,515)
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	(1,600)	(65,196)
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares — ADR	(1,509)	(61,703)
Cia de Transmissao de Energia Eletrica Paulista	(6,959)	(193,789)
Cia Paranaense de Energia, Series P — ADR	(828)	(16,775)
CPFL Energia SA — ADR	(58,590)	(1,355,773)
Cyrela Brazil Realty SA Empreendimentos e Participacoes	(13,600)	(98,224)
Embraer SA	(7,800)	(50,016)
Embraer SA — ADR	(1,916)	(48,628)
Gerdau SA	(7,500)	(68,149)
Gerdau SA — ADR	(11,028)	(100,355)
Gol Linhas Aereas Inteligentes SA — ADR	(100,283)	(467,319)
Gol Linhas Aereas Inteligentes SA, Preference Shares	(5,400)	(25,166)
HRT Participacoes em Petroleo SA	(23,900)	(58,082)
Iochpe-Maxion SA	(133,000)	(1,434,365)
Itau Unibanco Holding SA, Preference Shares	(1,500)	(23,768)
Itau Unibanco Holding SA, Preference Shares — ADR	(21,720)	(343,393)
JBS SA	(52,700)	(137,845)
Localiza Rent a Car SA	(2,200)	(35,675)
Lojas Americanas SA, Preference Shares	(5,700)	(40,500)
Lojas Renner SA	(10,700)	(319,924)
MRV Engenharia e Participacoes SA	(27,700)	(150,720)
Natura Cosmeticos SA	(3,300)	(86,574)
OGX Petroleo e Gas Participacoes SA	(264,300)	(728,721)
PDG Realty SA Empreendimentos e Participacoes	(172,400)	(286,885)
Raia Drogasil SA	(17,100)	(195,266)
Usinas Siderurgicas de Minas Gerais SA, Preference A Shares	(19,800)	(71,308)
Vale SA, Preference Shares	(6,200)	(110,131)
		(8,880,050)
Chile
SACI Falabella	53,888	(525,049)

See Notes to Financial Statements.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	19

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Short
China
Aluminum Corp. of China Ltd. — ADR	7,499	$(76,715)
Aluminum Corp. of China Ltd., Class H	24,000	(9,904)
Angang Steel Co. Ltd., Class H	734,000	(378,609)
Anhui Conch Cement Co. Ltd., Class H	324,500	(855,742)
China Coal Energy Co. Ltd., Class H	4,000	(3,688)
China COSCO Holdings Co. Ltd., Class H	2,045,500	(849,357)
China Life Insurance Co. Ltd., Class H	30,000	(82,982)
China Longyuan Power Group Corp., Class H	18,000	(11,606)
China National Building Material Co. Ltd., Class H	(442,000)	(432,612)
China Pacific Insurance Group Co. Ltd., Class H	(89,600)	(284,813)
China Shipping Container Lines Co. Ltd., Class H	(695,000)	(170,284)
China Shipping Development Co. Ltd., Class H	(1,618,000)	(665,586)
China Telecom Corp. Ltd., Class H	(46,000)	(23,965)
China ZhengTong Auto Services Holdings Ltd.	(89,000)	(42,465)
Datang International Power Generation Co. Ltd., Class H	(82,000)	(28,973)
Dongfeng Motor Group Co. Ltd., Class H	(34,000)	(47,440)
New China Life Insurance Co. Ltd., Class H	(67,700)	(212,580)
PetroChina Co. Ltd., Class H	(50,000)	(62,672)
Ping An Insurance Group Co., Class H	(9,500)	(74,545)
Weichai Power Co. Ltd., Class H	(184,000)	(558,784)
Yanzhou Coal Mining Co. Ltd., Class H	(4,000)	(5,952)
		(4,879,274)
Hong Kong
Beijing Enterprises Holdings Ltd.	(67,000)	(436,316)
China Merchants Holdings International Co. Ltd.	(10,000)	(31,142)
China Resources Power Holdings Co. Ltd.	(14,000)	(29,536)
GCL-Poly Energy Holdings Ltd.	(397,000)	(58,874)
Kunlun Energy Co. Ltd.	(10,000)	(16,197)
Nine Dragons Paper Holdings Ltd.	(129,000)	(60,718)
		(632,783)
India
HDFC Bank Ltd. — ADR	(9,979)	(338,388)
Wipro Ltd. — ADR	(5,004)	(39,081)
		(377,469)
Indonesia
Astra International Tbk PT	(290,000)	(214,474)
Israel
Avner Oil Exploration LLP	(416,370)	(204,122)
Isramco Negev 2 LP	(1,570,038)	(184,444)
		(388,566)
Malaysia
Axiata Group Bhd	(378,500)	(708,742)
Genting Bhd	(3,600)	(10,894)
		(719,636)
Mexico
Cemex SAB de CV — ADR	(31,554)	(219,616)
Cemex SAB de CV	(80,100)	(55,896)
Fomento Economico Mexicano SAB de CV	(5,800)	(49,633)
Fomento Economico Mexicano SAB de CV — ADR	(4,276)	(365,256)
Genomma Lab Internacional SAB de CV, Series B	(26,800)	(54,029)
Minera Frisco SAB de CV, Class A1	(5,900)	(23,456)
		(767,886)

	Shares	Value
Reference Entity — Short
Philippines
Philippine Long Distance Telephone Co. — ADR	(5,684)	$(371,165)
Poland
Bank Pekao SA	(6,015)	(251,701)
Telekomunikacja Polska SA	(32,683)	(154,080)
		(405,781)
Russia
Federal Grid Co. Unified Energy System JSC	(8,510,000)	(60,082)
NovaTek OAO — GDR	(4,931)	(557,696)
Sistema JSFC — GDR	(37,090)	(769,247)
		(1,387,025)
South Africa
Aspen Pharmacare Holdings Ltd.	(168)	(2,947)
Discovery Holdings Ltd.	(3,975)	(25,938)
Exxaro Resources Ltd.	(1,476)	(30,076)
Foschini Group Ltd.	(3,218)	(55,412)
Harmony Gold Mining Co. Ltd. — ADR	(2,183)	(21,437)
Sasol Ltd. — ADR	(6,730)	(279,228)
Steinhoff International Holdings Ltd.	(20,844)	(61,961)
		(476,999)
South Korea
Com2uSCorp	(2,041)	(74,825)
Cosmax, Inc.	(3,470)	(83,940)
Daewoo International Corp.	(3,560)	(113,353)
Dongkuk Steel Mill Co. Ltd.	(2,170)	(28,502)
Dongyang Mechatronics Corp.	(8,170)	(91,771)
Doosan Infracore Co. Ltd.	(10,170)	(163,260)
EG Corp.	(2,619)	(136,205)
Foosung Co. Ltd.	(28,580)	(115,521)
Hanjin Heavy Industries & Construction Co. Ltd.	(13,010)	(138,658)
Hanwha Chemical Corp.	(7,360)	(136,378)
Hyundai Development Co.	(5,850)	(105,811)
Hyundai Heavy Industries Co. Ltd.	(3,029)	(648,330)
Hyundai Mipo Dockyard	(947)	(99,254)
Interflex Co. Ltd.	(3,880)	(200,756)
Kolon Industries, Inc.	(797)	(47,089)
Korea Aerospace Industries Ltd.	(41,710)	(996,060)
Korea Gas Corp.	(2,870)	(112,706)
KT Corp. — ADR	(6,330)	(90,203)
LG Innotek Co. Ltd.	(497)	(38,859)
Lock & Lock Co. Ltd.	(42,390)	(1,021,672)
LS Industrial Systems Co. Ltd.	(14,898)	(865,715)
Melfas, Inc.	(8,518)	(162,355)
Nexen Tire Corp.	(13,370)	(242,419)
OCI Co. Ltd.	(3,165)	(562,667)
Pharmicell Co. Ltd.	(20,500)	(136,893)
Posco ICT Co. Ltd.	(35,815)	(212,237)
S-MAC Co. Ltd.	(8,477)	(80,974)
Seoul Semiconductor Co. Ltd.	(10,660)	(200,825)
SK Hynix, Inc.	(10,070)	(193,273)
SKC Co. Ltd.	(7,470)	(295,331)
STS Semiconductor & Telecommunications	(44,076)	(217,529)
Wonik IPS Co. Ltd.	(2,602)	(12,450)
Woongjin Energy Co. Ltd.	(6,640)	(26,046)
		(7,651,867)

See Notes to Financial Statements.

20	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Schedule of Investments (concluded)

	Shares	Value
Reference Entity — Short
Taiwan
Advanced Semiconductor Engineering, Inc. — ADR	(31,792)	$(121,127)
AU Optronics Corp. — ADR	(30,167)	(90,199)
China Motor Corp.	(369,000)	(315,574)
Compal Communications, Inc.	(40,000)	(37,076)
Everlight Electronics Co. Ltd.	(31,000)	(48,786)
Genius Electronic Optical Co. Ltd.	(2,000)	(13,937)
Getac Technology Corp.	(68,000)	(50,219)
Green Energy Technology, Inc.	(125,000)	(86,480)
Hon Hai Precision Industry Co. Ltd. — GDR	(56,338)	(312,113)
Kinsus Interconnect Technology Corp.	(47,000)	(132,260)
Macronix International	(226,280)	(56,056)
Nan Kang Rubber Tire Co. Ltd.	(91,000)	(128,039)
Neo Solar Power Corp.	(173,000)	(109,017)
Novatek Microelectronics Corp.	(23,000)	(67,177)
TSRC Corp.	(94,600)	(216,057)
Uni-President China Holdings Ltd.	(458,000)	(436,460)
Yang Ming Marine Transport Corp.	(381,000)	(156,249)
Yulon Motor Co. Ltd.	(312,000)	(547,177)
		(2,924,003)
Thailand
Banpu PCL	(24,400)	(310,137)
Charoen Pokphand Foods PCL	(19,900)	(21,026)
Glow Energy PCL	(19,600)	(37,836)
Indorama Ventures PCL	(277,800)	(262,617)
IRPC PCL	(208,900)	(24,030)
Krung Thai Bank PCL	(110,900)	(57,793)
PTT PCL	(27,600)	(285,910)
Thai Oil PCL	(11,800)	(22,123)
Thai Union Frozen Products PCL	(618,500)	(1,444,542)
		(2,466,014)
Turkey
Asya Katilim Bankasi AS	(112,344)	(120,803)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	(195,536)	(260,373)
Haci Omer Sabanci Holding AS	(11,299)	(49,606)
KOC Holding AS	(8,641)	(33,700)
Turkcell Iletisim Hizmetleri AS — ADR	(12,596)	(173,951)
Turkiye Garanti Bankasi AS	(42,034)	(163,935)
Turkiye Is Bankasi, Series C	(65,574)	(192,172)
Turkiye Vakiflar Bankasi Tao, Series D	(72,240)	(151,334)
Yapi ve Kredi Bankasi AS	(79,652)	(164,643)
		(1,310,517)
United Kingdom
Anglo American Plc	(3,535)	(105,184)
Old Mutual Plc	(325,216)	(801,687)
		(906,871)
Total Reference Entity — Short		(35,285,429)
Net Value of Reference Entity — UBS AG		$15,886,043

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities	$195,668,859	—	—	$195,668,859

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	—	$8,603,815	—	$8,603,815

[1]	Derivative financial instruments are swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, cash collateral received for swaps of $13,586,030 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended July 31, 2012.

See Notes to Financial Statements.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	21

Statement of Assets and Liabilities

July 31, 2012
Assets
Investments at value — affiliated (cost — $195,668,859)	$195,668,859
Unrealized appreciation on swaps	8,603,815
Capital shares sold receivable	4,446,648
Swaps receivable	243,569
Deferred offering costs	53,655
Prepaid expenses	27
Total assets	209,016,573

Liabilities
Cash collateral received for swaps	13,586,030
Capital shares redeemed payable	509,679
Investment advisory fees payable	252,268
Offering costs payable	44,641
Administration fees payable	31,899
Service and distribution fees payable	18,842
Other accrued expenses payable	14,674
Total liabilities	14,458,033
Net Assets	$194,558,540

Net Assets Consist of
Paid-in capital	$186,501,270
Accumulated net investment loss	(976,039)
Accumulated net realized gain	429,494
Net unrealized appreciation/depreciation	8,603,815
Net Assets	$194,558,540

Net Asset Value
Institutional — Based on net assets of $126,707,453 and 11,811,188 shares outstanding, unlimited shares authorized, $0.001 par value	$10.73
Investor A — Based on net assets of $57,655,099 and 5,383,590 shares outstanding, unlimited shares authorized, $0.001 par value	$10.71
Investor C — Based on net assets of $10,195,988 and 957,391 shares outstanding, unlimited shares authorized, $0.001 par value	$10.65

See Notes to Financial Statements.

22	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Statement of Operations

Period October 6, 2011[1] to July 31, 2012
Investment Income
Dividends — affiliated	$91,454

Expenses
Investment advisory	952,473
Organization and offering	190,596
Service — Investor A	38,613
Service and distribution — Investor C	30,719
Professional	50,850
Administration	47,624
Transfer agent — Institutional	17,306
Transfer agent — Investor A	6,913
Transfer agent — Investor C	2,180
Administration — Institutional	11,126
Administration — Investor A	3,968
Administration — Investor C	781
Registration	22,997
Printing	9,952
Officer and Trustees	2,952
Custodian	2,476
Miscellaneous	9,576
Total expenses	1,401,102
Less transfer agent fees waived and/or reimbursed — class specific	(26,399)
Less administration fees waived — class specific	(15,672)
Less administration fees waived	(47,624)
Less fees waived and/or reimbursed by advisor	(129,279)
Total expenses after fees waived and/or reimbursed	1,182,128
Net investment loss	(1,090,674)

Realized and Unrealized Gain
Net realized gain from swaps	441,320
Net change in unrealized appreciation/depreciation on swaps	8,603,815
Total realized and unrealized gain	9,045,135
Net Increase in Net Assets Resulting from Operations	$7,954,461

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	23

Statement of Changes in Net Assets

Increase in Net Assets:	Period October 6, 2011[1] to July 31, 2012
Operations
Net investment loss	$(1,090,674)
Net realized gain	441,320
Net change in unrealized appreciation/depreciation	8,603,815
Net increase in net assets resulting from operations	7,954,461

Dividends to Shareholders From
Net investment income:
Institutional	(36,801)
Investor A	(2,914)
Investor C	(288)
Decrease in net assets resulting from dividends to shareholders	(40,003)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	186,644,082

Net Assets

Total increase in net assets	194,558,540
Beginning of period	—
End of period	$194,558,540
Accumulated net investment loss	$(976,039)

[1]	Commencement of operations.

See Notes to Financial Statements.

24	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Financial Highlights

	Period October 6, 2011[1] to July 31, 2012
	Institutional	Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00
Net investment loss[2]	(0.14)	(0.16)	(0.22)
Net realized and unrealized gain[2]	0.89	0.88	0.87
Net increase from investment operations	0.75	0.72	0.65
Dividends from net investment income	(0.02)	(0.01)	(0.00)
Net asset value, end of period	$10.73	$10.71	$10.65

Total Investment Return[3]
Based on net asset value[4]	7.47%	7.24%	6.53%

Ratios to Average Net Assets
Total expenses[5,6]	2.13%	2.19%	3.00%
Total expenses after fees waived and/or reimbursed[5]	1.75%	2.00%	2.75%
Net investment loss[5]	(1.61)%	(1.85)%	(2.61)%

Supplemental Data
Net assets, end of period (000)	$126,707	$57,655	$10,196

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 2.15%, 2.20% and 3.00%, respectively.

See Notes to Financial Statements.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	25

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Emerging Markets Long/Short Equity Fund (the “Fund”) is a series of BlackRock FundsSM (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Massachusetts business trust. The Fund is classified as diversified. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

26	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. The statute of limitations on the Fund’s US federal tax return remains open for the period ended July 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., swaps), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities.The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements.The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Manager. The Manager reimbursed the Fund $74,301, which is included in fees waived and/or reimbursed by advisor in the Statement of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations.The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	27

Notes to Financial Statements (continued)

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Fund typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to securities (both long and short) or markets without owning such securities or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments.The agreement allows the Manager to change the composition of the basket of securities by trading in and out of the underlying equity positions at its discretion and the resulting gains or losses are recorded in the Statement of Operations.The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying basket of equity securities and financing income payable from the Fund to the counterparty.To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Value of Derivative Financial Instruments as of July 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Unrealized appreciation on swaps	$8,603,815

The Effect of Derivative Financial Instruments in the Statement of Operations Period Ended July 31, 2012
Net Realized Gain from
Swaps
Equity contracts	$441,320

Net Change in Unrealized Appreciation/Depreciation on
Swaps
Equity contracts	$8,603,815

For the period ended July 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Total Return Swaps:
Average number of contracts	3
Average notional value	$15,043,270

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	1.50%
$1 billion – $3 billion	1.41%
$3 billion – $5 billion	1.35%
$5 billion – $10 billion	1.31%
Greater than $10 billion	1.28%

28	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Notes to Financial Statements (continued)

The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager and State Street Bank and Trust Company as co-administrators (together, the “Administrators”) to provide administrative services (other than investment advice and related portfolio activities).

The Administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, the Administrators may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statement of Operations. For the year ended July 31, 2012, the Fund paid the Manager in return for these services, which are included in administration, administration — class specific, administration fees waived and administration fees waived — class specific in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses.The expense limitations as a percentage of average daily net assets are as follows: 1.75% for Institutional, 2.00% for Investor A and 2.75% for Investor C.The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2012 unless approved by the Board, including a majority of the Independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund.These amounts are included in fees waived and/or reimbursed by advisor, administration fees waived, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the period ended July 31, 2012, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed	Administration Fees Waived and/or Reimbursed
Institutional	$17,306	$11,126
Investor A	$6,913	$3,871
Investor C	$2,180	$675

In addition, for the period ended July 31, 2012, the Manager waived and/or reimbursed $24,640, which is included in fees waived and/or reimbursed by advisor in the Statement of Operations, and waived $47,624 in administration fees, which is shown as administration fees waived in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the period ended July 31, 2012, the Fund waived $30,338, which is included in fees waived and/or reimbursed by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Fund Advisors, an affiliate of the Manager. The Manager pays BlackRock Fund Advisors, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On July 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are $114,335. These amounts expire on July 31, 2014.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund, as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—
Investor C	0.25%	0.75%

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	29

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period ended July 31, 2012, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$53
Investor A	$53
Investor C	$57

For the period ended July 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $12,691.

For the year ended July 31, 2012, affiliates received CDSCs related to Investor C Shares in the amount of $881.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2012 attributable to the reclassification of distributions, non-deductible expenses and the accounting for swap agreements were reclassified to the following accounts:

Paid-in capital	$(142,812)
Net investment loss	$154,638
Accumulated net realized gain	$(11,826)

Distributions of $40,003 paid by the Fund during the period ended July 31, 2012 were characterized as ordinary income for tax purposes.

As of July 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$1,421,110
Net unrealized gains[1]	6,636,160
Total	$8,057,270

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

5. Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the period ended July 31, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

30	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Notes to Financial Statements (concluded)

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

As of July 31, 2012, the Fund had the following industry classifications:

	Percent of Total Investments
Industry	Long	Short	Total
Wireless Telecommunication Services	4%	—	4%
Commercial Banks	4	2%	6
Industrial Conglomerates	4	—	4
Food & Staples Retailing	3	—	3
Chemicals	3	3	6
Metals & Mining	3	4	7
Semiconductors & Semiconductor Equipment	3	—	3
Airlines	3	—	3
Food Products	2	2	4
Oil, Gas & Consumable Fuels	2	—	2
Transportation Infrastructure	2	—	2
Independent Power Producers & Energy Traders	2	2	4
Electric Utilities	2	—	2
Diversified Telecommunication Services	—	2	2
Insurance	—	2	2
Other[1]	20	26	46
Total	57%	43%	100%

[1]	All other industries held were each less than 1% of investments.

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period October 6, 2011[2] to July 31, 2012
	Shares	Amount
Institutional
Shares sold	14,335,931	$147,470,381
Shares issued to shareholders in reinvestment of dividends	777	7,719
Shares redeemed	(2,525,520)	(26,197,219)
Net increase	11,811,188	$121,280,881

Investor A
Shares sold	5,587,807	$57,667,190
Shares issued to shareholders in reinvestment of dividends	271	2,690
Shares redeemed	(204,488)	(2,113,675)
Net increase	5,383,590	$55,556,205

Investor C
Shares sold	977,816	$10,017,164
Shares issued to shareholders in reinvestment of dividends	24	236
Shares redeemed	(20,449)	(210,404)
Net increase	957,391	$9,806,996
Total Net Increase	18,152,169	$186,644,082

[2]	Commencement of operations.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and the Shareholders of BlackRock Emerging Markets Long/Short Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Emerging Markets Long/Short Equity Fund (one of the series constituting BlackRock Funds, hereafter referred to as the “Fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period October 6, 2011 (commencement of operations) through July 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 27, 2012

32	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2011	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 102 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2011

President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center 2004 to 2011.

				33 RICs consisting of 102 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2011

Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.

				33 RICs consisting of 102 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 102 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.

				33 RICs consisting of 102 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 102 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2011	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 102 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				33 RICs consisting of 102 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 102 Portfolios	None

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	33

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2011

President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.

				33 RICs consisting of 102 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2011

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				33 RICs consisting of 102 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				33 RICs consisting of 102 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

			160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			160 RICs consisting of 278 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

34	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2011	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2011

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2011

Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2011

Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2011	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2011

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2011	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012

Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 15, 2012, Ian A. MacKinnon became a Trustee of the Trust.

Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	35

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Fund Advisors
Princeton, NJ 08540

Custodian, Accounting Agent and Co-Administrator
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLC
Philadelphia, PA 19103

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

36	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:
Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	37

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Commodity Strategies Fund
BlackRock Emerging Markets Fund
BlackRock Emerging Markets Long/Short Equity Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Flexible Equity Fund
BlackRock Focus Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Managed Volatility Portfolio†
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock CoreAlpha Bond Fund
BlackRock Emerging Market Local Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock Global Long/Short Credit Fund
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Asset Income Portfolio†
BlackRock Secured Credit Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Portfolio
BlackRock US Mortgage Portfolio
BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050
LifePath Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055
LifePath Index Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK EMERGING MARKETS LONG/SHORT EQUITY FUND	JULY 31, 2012	39

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#EMLS-7/12-AR

July 31, 2012

Annual Report

BlackRock FundsSM

► BlackRock India Fund

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK INDIA FUND	JULY 31, 2012

Dear Shareholder

About this time one year ago, financial markets fell into turmoil, triggered by Standard & Poor’s historic downgrade of US government debt. Since then, asset prices have continued to move broadly in “risk-on” rallies and “risk-off” retreats driven by macro-level concerns, primarily the sovereign debt crisis in Europe and uncertainty about global economic growth.

Equity markets crumbled in the third quarter of 2011 as fearful investors fled riskier assets in favor of traditionally safe investments including US Treasuries and gold. In October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

The summer brought a modest rebound in most asset classes. However, financial markets continued to swing sharply in both directions as investors reacted to mixed economic data as well as comments and policy actions — or lack of action — from central banks around the globe.

On the whole, higher quality investments outperformed riskier asset classes for the 12 months ended July 31, 2012 as investors continued to focus on safety. US Treasury bonds delivered the strongest returns, followed by tax-exempt municipal bonds. Some higher-risk investments, including US large-cap stocks and corporate bonds, managed to post gains for the one-year period, and while US small-cap stocks generated a slight gain for the 12-month period, they posted a marginal loss for the last 6 months. International and emerging equities, which experienced significant downturns in 2011, lagged other asset classes amid ongoing global uncertainty. US large-cap stocks and high yield bonds rallied higher in recent months as many investors increased their appetite for risk. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	6.25%	9.13%
US small cap equities (Russell 2000® Index)	(0.03)	0.19
International equities (MSCI Europe, Australasia, Far East Index)	(1.15)	(11.45)
Emerging market equities (MSCI Emerging Markets Index)	(4.83)	(13.93)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	4.31	15.58
US investment grade bonds (Barclays US Aggregate Bond Index)	2.88	7.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.22	10.70
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.05	8.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2012

Investment Objective

BlackRock India Fund’s (the “Fund”) investment objective is to seek to maximize total return from a portfolio of equity securities of Indian companies or instruments with similar economic characteristics. Total return means the combination of capital appreciation and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2012, the Fund generated a negative return, but outperformed its benchmark, the MSCI India Index.

What factors influenced performance?

•

During the period, a sharp depreciation of the Indian rupee pressured Indian stock prices, resulting in negative returns for both the Fund and the MSCI India Index. However, the Fund outperformed the benchmark index due to stock selection and sector allocation. The Fund’s underweights to the materials, financials and information technology (“IT”) sectors contributed positively to relative performance, as did its overweight to industrials. At the individual security level, the Fund’s overweight positions in ICICI Bank Ltd., Shriram City Union Finance Ltd. and Bajaj Finance Ltd. had a positive impact on results. Underweight positions in Infosys Ltd. (IT services), Bharat Heavy Electricals Ltd. (electrical equipment) and Larsen & Toubro Ltd. (construction & engineering) proved beneficial.

•

Detracting from performance relative to the benchmark index were sector overweights in telecommunication services (“telecom”), consumer staples, utilities and health care, where notable individual detractors included Bharti Airtel Ltd. (wireless telecom), Hindustan Unilever Ltd. (household products), ITC Ltd. (tobacco), Indraprastha Gas Ltd. (gas utilities) and Cipla Ltd. (pharmaceuticals).

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased exposure to the consumer discretionary, consumer staples, energy and financials sectors. With respect to individual securities, the Fund added to its holdings in HDFC Bank Ltd. and Infosys Ltd., and established new positions in insurance company MAX India Ltd., coal miner Coal India Ltd. and IT services companies HCL Technologies Ltd. and NIIT Technologies Ltd. The Fund sold its positions in KPIT Cummins Infosystems Ltd. (software), Idea Cellular Ltd. (wireless telecom), Bombay Dyeing & Manufacturing Co. Ltd. (textiles, apparel & luxury goods), Sun TV Network Ltd. (media) and Gujarat Gas Ltd. (gas utilities).

Describe portfolio positioning at period end.

•	Relative to the MSCI India Index, the Fund ended the period with over-weights in the industrials, consumer staples and health care sectors, and underweights in IT, utilities and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

4	BLACKROCK INDIA FUND	JULY 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests at least 80% of its total assets in equity securities of Indian companies or in instruments with similar economic characteristics.

[3]	This unmanaged index is a free-float weighted equity index representing about 59 companies in India.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2012

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(5.81)%	(22.73)%	N/A	(16.90)%	N/A
Investor A	(6.05)	(22.96)	(27.00)%	(17.16)	(20.69)%
Investor C	(6.44)	(23.59)	(24.35)	(17.84)	(17.84)
MSCI India Index	(10.61)	(24.01)	N/A	(19.04)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees, if any. See “About Fund Performance” on page 6 for a detailed description of share classes, including related fees, if any.

[6]	The Fund commenced operations on May 5, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$941.90	$8.45	$1,000.00	$1,016.16	$8.77	1.75%
Investor A	$1,000.00	$939.50	$9.64	$1,000.00	$1,014.96	$10.02	2.00%
Investor C	$1,000.00	$935.60	$13.23	$1,000.00	$1,011.16	$13.75	2.75%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK INDIA FUND	JULY 31, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund’s investment advisor waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. BlackRock Advisors, LLC (the “Manager”) is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2012 and held through July 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK INDIA FUND	JULY 31, 2012

Portfolio Information

As of July 31, 2012

Ten Largest Holdings	Percent of Long-Term Investments
HDFC Bank Ltd.	6%
ICICI Bank Ltd.	6
Reliance Industries Ltd.	5
Housing Development Finance Corp.	4
Tata Consultancy Services Ltd.	3
Infosys Ltd.	3
Hindustan Unilever Ltd.	3
ITC Ltd.	3
Bharat Petroleum Corp. Ltd.	2
Power Grid Corp. of India Ltd.	2

Sector Allocations	Percent of Long-Term Investments
Financials	29%
Consumer Staples	12
Energy	12
Information Technology	11
Consumer Discretionary	8
Industrials	8
Materials	8
Health Care	7
Utilities	3
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK INDIA FUND	JULY 31, 2012	7

Consolidated Schedule of Investments July 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 1.2%
Exide Industries Ltd.	8,304	$19,106
Motherson Sumi Systems Ltd.	10,783	30,993
		50,099
Automobiles — 3.9%
Bajaj Auto Ltd.	1,791	51,427
Maruti Suzuki India Ltd.	894	18,179
Tata Motors Ltd.	5,427	21,838
Tata Motors Ltd., Class A	28,784	66,483
		157,927
Beverages — 0.6%
United Breweries Ltd.	1,166	11,663
United Spirits Ltd.	874	12,707
		24,370
Building Products — 1.4%
Kajaria Ceramics Ltd.	18,053	57,423
Chemicals — 2.0%
Godrej Industries Ltd.	3,088	13,131
Mangalore Chemicals & Fertilizers Ltd.	25,433	22,051
Solar Industries India Ltd.	2,042	34,158
Zuari Industries Ltd.	4,836	11,725
		81,065
Commercial Banks — 19.5%
Axis Bank Ltd.	1,961	36,549
HDFC Bank Ltd.	22,822	240,119
ICICI Bank Ltd.	13,896	239,132
Induslnd Bank Ltd.	13,077	80,817
Karur Vysya Bank Ltd.	9,948	73,927
State Bank of India	2,435	87,300
Yes Bank Ltd.	4,952	32,373
		790,217
Construction & Engineering — 2.6%
IVRCL Ltd.	16,078	12,659
Larsen & Toubro Ltd.	3,164	77,448
Voltas Ltd.	7,266	13,811
		103,918
Construction Materials — 1.7%
ACC Ltd.	590	13,993
Ambuja Cements Ltd.	8,204	26,508
Grasim Industries Ltd.	420	22,798
Shree Cement Ltd.	65	3,640
		66,939
Consumer Finance — 3.1%
Bajaj Finance Ltd.	2,895	53,810
Shriram City Union Finance Ltd.	3,186	40,041
Sundaram Finance Ltd.	2,285	30,473
		124,324

Common Stocks	Shares	Value
Diversified Financial Services — 1.9%
Infrastructure Development Finance Co. Ltd.	8,636	$20,739
Multi Commodity Exchange of India Ltd.	1,147	21,216
Zuari Holdings Ltd. (a)	4,836	33,388
		75,343
Electric Utilities — 2.9%
CESC Ltd.	4,292	22,903
Power Grid Corp. of India Ltd.	44,658	95,098
		118,001
Electrical Equipment — 1.2%
Crompton Greaves Ltd.	6,389	13,292
Havells India Ltd.	3,880	37,279
		50,571
Food Products — 2.9%
Nestlé India Ltd.	766	61,690
Tata Global Beverages Ltd.	25,228	57,524
		119,214
Household Products — 4.1%
Hindustan Unilever Ltd.	13,617	114,204
Jyothy Laboratories Ltd.	24,290	53,883
		168,087
Independent Power Producers & Energy Traders — 0.4%
GMR Infrastructure Ltd. (a)	39,551	16,440
Industrial Conglomerates — 3.0%
Jaiprakash Associates Ltd.	37,159	48,614
MAX India Ltd. (a)	14,719	46,445
Siemens India Ltd.	2,043	24,948
		120,007
Insurance — 0.6%
Bajaj Finserv Ltd.	1,708	22,795
IT Services — 8.1%
HCL Technologies Ltd.	4,344	40,366
Hexaware Technologies Ltd.	22,128	45,123
Infosys Ltd.	2,878	114,590
Tata Consultancy Services Ltd.	5,774	128,423
		328,502
Media — 1.2%
Dish TV India Ltd. (a)	10,853	13,460
Zee Entertainment Enterprises Ltd.	10,990	33,150
		46,610
Metals & Mining — 3.5%
Hindalco Industries Ltd.	23,775	50,930
Jindal Steel & Power Ltd.	1,559	11,102
JSW Steel Ltd.	1,038	12,411
Sterlite Industries (India) Ltd.	15,899	30,354
Tata Steel Ltd.	4,890	36,217
		141,014

See Notes to Consolidated Financial Statements.

8	BLACKROCK INDIA FUND	JULY 31, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 11.3%
Bharat Petroleum Corp. Ltd.	14,784	$96,482
Cairn India Ltd. (a)	3,603	21,491
Coal India Ltd.	7,111	45,766
Hindustan Petroleum Corp. Ltd.	5,335	32,970
Oil & Natural Gas Corp. Ltd.	7,933	40,641
Oil India Ltd.	3,480	31,027
Reliance Industries Ltd.	14,258	189,656
		458,033
Personal Products — 1.3%
Marico Ltd.	15,221	53,579
Pharmaceuticals — 6.5%
Cadila Healthcare Ltd.	846	13,394
Cipla Ltd.	3,490	21,192
Dr. Reddy’s Laboratories Ltd.	2,829	81,876
Glenmark Pharmaceuticals Ltd.	3,556	24,489
Lupin Ltd.	4,791	51,597
Ranbaxy Laboratories Ltd. (a)	3,516	31,361
Sun Pharmaceutical Industries Ltd.	3,515	41,155
		265,064
Real Estate Management & Development — 1.0%
Prestige Estates Projects Ltd.	8,957	18,037
Sobha Developers Ltd.	3,425	21,382
		39,419
Software — 3.0%
NIIT Technologies Ltd.	9,634	50,408
Oracle Financial Services Software Ltd. (a)	1,548	70,893
		121,301
Textiles, Apparel & Luxury Goods — 1.9%
Arvind Ltd. (a)	22,329	28,673
Bata India Ltd.	1,284	20,459
Raymond Ltd.	4,637	28,703
		77,835
Thrifts & Mortgage Finance — 3.8%
Housing Development Finance Corp.	12,556	155,214
Tobacco — 2.7%
ITC Ltd.	23,585	109,174
Wireless Telecommunication Services — 2.1%
Bharti Airtel Ltd.	16,134	86,606
Total Long-Term Investments
(Cost — $3,999,285) — 99.4%		4,029,091

Short-Term Securities	Shares	Value
Money Market Funds — 0.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (b)(c)	32,591	$32,591
Total Short-Term Securities (Cost — $32,591) — 0.8%		32,591
Total Investments (Cost — $4,031,876) — 100.2%		4,061,682
Liabilities in Excess of Other Assets — (0.2)%		(9,945)
Net Assets — 100.0%		$4,051,737

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	114,721	(82,130)	32,591	$115

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

• Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK INDIA FUND	JULY 31, 2012	9

Consolidated Schedule of Investments (concluded)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Auto Components	—	$50,099	—	$50,099
Automobiles	—	157,927	—	157,927
Beverages	—	24,370	—	24,370
Building Products	$57,423	—	—	57,423
Chemicals	—	81,065	—	81,065
Commercial Banks	—	790,217	—	790,217
Construction & Engineering	—	103,918	—	103,918
Construction Materials	3,640	63,299	—	66,939
Consumer Finance	—	124,324	—	124,324
Diversified Financial Services	21,216	54,127	—	75,343
Electric Utilities	—	118,001	—	118,001
Electrical Equipment	—	50,571	—	50,571
Food Products	—	119,214	—	119,214
Household Products	—	168,087	—	168,087
Independent Power Producers & Energy Traders	—	16,440	—	16,440
Industrial Conglomerates	—	120,007	—	120,007
Insurance	—	22,795	—	22,795
IT Services	—	328,502	—	328,502
Media	—	46,610	—	46,610
Metals & Mining	—	141,014	—	141,014
Oil, Gas & Consumable Fuels	32,970	425,063	—	458,033
Personal Products	—	53,579	—	53,579
Pharmaceuticals	—	265,064	—	265,064
Real Estate Management & Development	—	39,419	—	39,419
Software	—	121,301	—	121,301
Textiles, Apparel & Luxury Goods	—	77,835	—	77,835
Thrifts & Mortgage Finance	—	155,214	—	155,214
Tobacco	—	109,174	—	109,174
Wireless Telecommunication Services	—	86,606	—	86,606
Short-Term Securities	32,591	—	—	32,591
Total	$147,840	$3,913,842	—	$4,061,682

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, foreign currency at value in the amount of $60,879 is categorized as Level 1 within the disclosure hierarchy.

Prior to January 31, 2012, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to January 31, 2012. For the interim period February 1, 2012 through July 31, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. Certain securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 on the disclosure hierarchy. As of January 31, 2012, there were securities with a value of $241,390 that were not systematically fair valued, but were valued using systematic fair values as of July 31, 2012, due to significant market movements. Therefore, these securities were transferred from Level 1 to Level 2 during the period.

See Notes to Consolidated Financial Statements.

10	BLACKROCK INDIA FUND	JULY 31, 2012

Consolidated Statement of Assets and Liabilities

July 31, 2012
Assets
Investments at value — unaffiliated (cost — $3,999,285)	$4,029,091
Investments at value — affiliated (cost — $32,591)	32,591
Investment advisor receivable	67,836
Foreign currency at value (cost — $61,017)	60,879
Investments sold receivable	24,114
Dividends receivable	7,148
Total assets	4,221,659

Liabilities
Investments purchased payable	34,140
Professional fees payable	54,658
Registration fees payable	20,105
Transfer agent fees payable	6,588
Capital shares redeemed payable	8,969
Custodian fees payable	6,174
Administration fees payable	2,082
Service and distribution fees payable	210
Other accrued expenses payable	36,996
Total liabilities	169,922
Net Assets	$4,051,737

Net Assets Consist of
Paid-in capital	$4,764,693
Undistributed net investment income	14,212
Accumulated net realized loss	(756,887)
Net unrealized appreciation/depreciation	29,719
Net Assets	$4,051,737

Net Asset Value
Institutional — Based on net assets of $3,558,058 and 447,811 shares outstanding, unlimited shares authorized, $0.001 par value	$7.95
Investor A — Based on net assets of $332,623 and 41,973 shares outstanding, unlimited shares authorized, $0.001 par value	$7.92
Investor C — Based on net assets of $161,056 and 20,532 shares outstanding, unlimited shares authorized, $0.001 par value	$7.84

See Notes to Consolidated Financial Statements.

BLACKROCK INDIA FUND	JULY 31, 2012	11

Consolidated Statement of Operations

Year Ended July 31, 2012
Investment Income
Dividends — unaffiliated	$95,969
Dividends — affiliated	115
Total income	96,084

Expenses
Investment advisory	38,595
Professional	207,933
Offering costs	156,208
Officer and Trustees	57,471
Administration	47,152
Printing	45,139
Custodian	33,641
Registration	26,805
Service — Investor A	1,297
Service and distribution — Investor C	1,286
Transfer agent — Investor A	1,698
Transfer agent — Investor C	484
Administration — Institutional	801
Administration — Investor A	131
Administration — Investor C	33
Miscellaneous	40,444
Total expenses	659,118
Less transfer agent fees waived and/or reimbursed — Investor A	(1,698)
Less transfer agent fees waived and/or reimbursed — Investor C	(484)
Less administration fees waived — Investor A	(131)
Less administration fees waived — Investor C	(33)
Less administration fees waived — Institutional	(801)
Less administration fees waived	(2,895)
Less fees waived and/or reimbursed by advisor	(582,920)
Total expenses after fees waived and/or reimbursed	70,156
Net investment income	25,928

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(709,747)
Financial futures contracts	14,100
Foreign currency transactions	(36,545)
(732,192)

Net change in unrealized appreciation/depreciation on:
Investments	(128,892)
Foreign currency translations	(126)
(129,018)
Total realized and unrealized loss	(861,210)
Net Decrease in Net Assets Resulting from Operations	$(835,282)

See Notes to Consolidated Financial Statements.

12	BLACKROCK INDIA FUND	JULY 31, 2012

Consolidated Statements of Changes in Net Assets

Increase in Net Assets:	Year Ended July 31, 2012	Period May 5, 2011[1] to July 31, 2011
Operations
Net investment income	$25,928	$5,432
Net realized loss	(732,192)	(64,980)
Net change in unrealized appreciation/depreciation	(129,018)	158,737
Net increase (decrease) in net assets resulting from operations	(835,282)	99,189

Dividends to Shareholders From
Net investment income:
Institutional	(268)	—

Capital Share Transactions
Net increase in net assets derived from capital share transactions	897,468	3,890,630

Net Assets
Total increase in net assets	61,918	3,989,819
Beginning of period	3,989,819	—
End of period	$4,051,737	$3,989,819
Undistributed net investment income	$14,212	$3,575

[1]	Commencement of operations.

See Notes to Consolidated Financial Statements.

BLACKROCK INDIA FUND	JULY 31, 2012	13

Consolidated Financial Highlights

	Institutional		Investor A		Investor C
	Year Ended July 31, 2012	Period May 5, 2011[1] to July 31, 2011	Year Ended July 31, 2012	Period May 5, 2011[1] to July 31, 2011	Year Ended July 31, 2012	Period May 5, 2011[1] to July 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.29	$10.00	$10.28	$10.00	$10.26	$10.00
Net investment income (loss)[2]	0.07	0.02	0.01	0.00 [3]	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(2.41)	0.27	(2.37)	0.28	(2.41)	0.27
Net increase (decrease) from investment operations	(2.34)	0.29	(2.36)	0.28	(2.42)	0.26
Dividends from net investment income	(0.00)[4]	—	—	—	—	—
Net asset value, end of period	$7.95	$10.29	$7.92	$10.28	$7.84	$10.26

Total Investment Return[5]
Based on net asset value	(22.73)%	2.90%[6]	(22.96)%	2.80%[6]	(23.59)%	2.60%[6]

Ratios to Average Net Assets
Total expenses	16.97%	27.14%[7]	17.38%	28.03%[8]	18.68%	28.42%[9]
Total expenses after fees waived and/or reimbursed	1.75%	1.75%[7]	2.00%	2.00%[8]	2.75%	2.75%[9]
Net investment income (loss)	0.79%	0.77%[7]	0.16%	0.05%[8]	(0.12)%	(0.49)%[9]

Supplemental Data
Net assets, end of period (000)	$3,558	$3,077	$333	$797	$161	$116
Portfolio turnover	219%	45%	219%	45%	219%	45%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Amount is less than $(0.01) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Certain expenses incurred during the period May 5, 2011 to July 31, 2011 have been included in the ratio, but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and/or reimbursed and net investment income would have been 40.60%, 1.75% and 0.77%, respectively.

[8]

Certain expenses incurred during the period May 5, 2011 to July 31, 2011 have been included in the ratio, but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and/or reimbursed and net investment income would have been 44.35%, 2.00% and 0.05%, respectively.

[9]

Certain expenses incurred during the period May 5, 2011 to July 31, 2011 have been included in the ratio, but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 43.43%, 2.75% and (0.49)%, respectively.

See Notes to Consolidated Financial Statements.

14	BLACKROCK INDIA FUND	JULY 31, 2012

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock India Fund (the “Fund”), a series of BlackRock FundsSM (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Massachusetts business trust. The Fund is classified as diversified. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock India Fund (Mauritius) Limited (the “Subsidiary”), a wholly owned subsidiary of the Fund organized in Mauritius, which primarily invests in equity securities issued by companies that are domiciled in India. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

BLACKROCK INDIA FUND	JULY 31, 2012	15

Notes to Consolidated Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of dividends and distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the year ended July 31, 2012 and the period ended July 31, 2011. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

The Fund conducts its investment activities in India through its Subsidiary and leverages the Double Tax Avoidance Agreement (“DTAA”) between Mauritius and India. To benefit from the DTAA, the Subsidiary satisfies certain conditions, including residence in Mauritius. Under current regulations, a fund that is a tax resident of Mauritius, but has no branch or permanent establishment in India, is not subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Subsidiary is subject to tax in Mauritius on its net investment income at a rate of 15%; however, tax credits reduce the effective Mauritius income tax rate to a maximum of 3%. Income tax expense, if any, is disclosed in the Consolidated Statement of Operations.

16	BLACKROCK INDIA FUND	JULY 31, 2012

Notes to Consolidated Financial Statements (continued)

As a result of recent legislative changes enacted by the 2012 India Finance Act (“the Act”) and its general anti-avoidance rules (“GAAR”), which are effective April 1, 2013, the Subsidiary’s ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Fund may be subject to taxes on capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the Fund, if any, cannot be determined at this time.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Consolidated Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Offering Costs: Offering costs associated with the establishment of the Fund are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The Effect of Derivative Financial Instruments in the
Consolidated Statement of Operations
Year Ended July 31, 2012
Net Realized Gain From
Financial Futures Contracts
Equity contracts	$ 14,100

For the year ended July 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	4
Average notional value of contracts purchased	$36,756

BLACKROCK INDIA FUND	JULY 31, 2012	17

Notes to Consolidated Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on an annual rate of 1.00% of the Fund’s average daily net assets from August 1, 2011 through May 31, 2012.

Effective June 1, 2012, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $1 billion	1.00%
Greater than $1 – $3 billion	0.94%
Greater than $3 – $5 billion	0.90%
Greater than $5 – $10 billion	0.87%
Greater than $10 billion	0.85%

The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager and State Street Bank and Trust Company (collectively, the “Administrator”) to provide administrative services (other than investment advice and related portfolio activities).

The Fund pays the Administrator a monthly fee based upon the average daily value of the Fund’s net assets at the following annual rates:

Average Daily Net Assets	Administration Fee
Not exceeding $500 million	0.075%
Greater than $500 million – $1 billion	0.065%
Greater than $1 billion	0.055%

In addition, each of the share classes are charged an administration fee based upon the average daily net assets of each respective class at the following annual rates:

Average Daily Net Assets	Administration Fee
Not exceeding $500 million	0.025%
Greater than $500 million – $1 billion	0.015%
Greater than $1 billion	0.005%

These amounts are shown as administration — Institutional, Investor A and Investor C, respectively, in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The current expense limitations as a percentage of average daily net assets are as follows: 1.75% for Institutional; 2.00% for Investor A and 2.75% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2012 unless approved by the Board, including a majority of the Independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund. These amounts are included in fees waived and/or reimbursed by advisor, shown as administration fees waived, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Consolidated Statement of Operations.

For the year ended July 31, 2012, the Manager waived and/or reimbursed $582,850, which is included in fees waived and/or reimbursed by advisor in the Consolidated Statement of Operations, and waived $2,895 in administration fees, which are shown as administration fees waived in the Consolidated Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the year ended July 31, 2012, the Manager waived $70, which is included in fees waived and/or reimbursed by advisor in the Consolidated Statement of Operations.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed

18	BLACKROCK INDIA FUND	JULY 31, 2012

Notes to Consolidated Financial Statements (continued)

during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On July 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as following:

	2013	2014
Expiring July 31,	$246,141	$588,892

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $122.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2012, were $9,394,713 and $8,137,053, respectively.

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2012 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies and non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(17,599)
Undistributed net investment income	$(15,023)
Accumulated net realized loss	$32,622

The tax character of distributions paid during fiscal year ended July 31, 2012 and fiscal period ended July 31, 2011 was as follows:

	7/31/12	7/31/11
Ordinary income	$268	—

As of July 31, 2012, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$14,212
Capital loss carryforward	(177,480)
Net unrealized losses[1]	(167,482)
Qualified late-year losses[2]	(382,206)
Total	$(712,956)

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2013.

As of July 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $177,480. This capital loss carryforward has no expiration date.

BLACKROCK INDIA FUND	JULY 31, 2012	19

Notes to Consolidated Financial Statements (continued)

As of July 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$4,229,077
Gross unrealized appreciation	$118,968
Gross unrealized depreciation	(286,363)
Net unrealized depreciation	$(167,395)

6. Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offering Rate (“LIBOR”) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees, which were allocated to the Fund based on its net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees, which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended July 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

As of July 31, 2012, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. At July 31, 2012, the Fund invested 99% of its assets in India. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities.

20	BLACKROCK INDIA FUND	JULY 31, 2012

Notes to Consolidated Financial Statements (concluded)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2012		Period May 5, 2011[1] to July 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	154,370	$1,146,699	298,971	$2,989,450
Shares issued to shareholders in reinvestment of dividends	1	6	—	—
Shares redeemed	(5,531)	(44,269)	—	—
Net increase	148,840	$1,102,436	298,971	$2,989,450

Investor A
Shares sold	52,030	$415,670	78,438	$797,033
Shares redeemed	(87,516)	(699,622)	(979)	(10,000)
Net increase (decrease)	(35,486)	$(283,952)	77,459	$787,033

Investor C
Shares sold	10,166	$86,412	11,323	$114,157
Shares redeemed	(956)	(7,428)	(1)	(10)
Net increase	9,210	$78,984	11,322	$114,147

Total Net Increase	122,564	$897,468	387,752	$3,890,630

[1]	Commencement of operations.

At July 31, 2012, shares owned by affiliates were as follows:

Shares
Institutional	296,000
Investor A	2,000
Investor C	2,000

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK INDIA FUND	JULY 31, 2012	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock India Fund:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock India Fund and subsidiary (the “Fund”), including the consolidated schedule of investments, as of July 31, 2012, and the related consolidated statements of operations for the year then ended, consolidated statements of changes in net assets for the year then ended and the period May 5, 2011 (commencement of operations) to July 31, 2011, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock India Fund and subsidiary as of July 31, 2012, the results of their operations for the year then ended, the changes in their net assets for the year then ended and the period May 5, 2011 (commencement of operations) to July 31, 2011, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 27, 2012

Important Tax Information (Unaudited)

The entire amount of the ordinary income distribution paid by BlackRock India Fund during the fiscal year ended July 31, 2012 consists entirely of qualified dividend income for individuals.

22	BLACKROCK INDIA FUND	JULY 31, 2012

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 17, 2012 and May 15–16, 2012 to consider the approval of the investment advisory agreement (the “Agreement”) among the Trust, on behalf of BlackRock India Fund, a series of the Trust (the “Fund”), BlackRock Advisors, LLC (“BlackRock”), the Trust’s investment advisor and BlackRock India Fund (Mauritius) Limited, a subsidiary of the Fund.

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

BLACKROCK INDIA FUND	JULY 31, 2012	23

Disclosure of Investment Advisory Agreement (continued)

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15–16, 2012 Board meeting.

At an in-person meeting held on May 15–16, 2012, the Board, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Trust with respect to the Fund for a one-year term ending June 30, 2013. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 17, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that, in general, the Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in the since-inception period reported.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate

24	BLACKROCK INDIA FUND	JULY 31, 2012

Disclosure of Investment Advisory Agreement (continued)

compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2012, the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board also noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of Fund increase, as well as the existence of expense caps. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

BLACKROCK INDIA FUND	JULY 31, 2012	25

Disclosure of Investment Advisory Agreement (concluded)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, unanimously approved the continuation of the Agreement for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

26	BLACKROCK INDIA FUND	JULY 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2011	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 102 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2011

President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center 2004 to 2011.

				33 RICs consisting of 102 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2011

Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.

				33 RICs consisting of 102 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 102 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.

				33 RICs consisting of 102 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 102 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2011	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 102 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				33 RICs consisting of 102 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 102 Portfolios	None

BLACKROCK INDIA FUND	JULY 31, 2012	27

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2011

President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.

				33 RICs consisting of 102 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2011

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				33 RICs consisting of 102 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				33 RICs consisting of 102 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

			160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			160 RICs consisting of 278 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

28	BLACKROCK INDIA FUND	JULY 31, 2012

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2011	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2011

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2011

Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2011

Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2011	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2011

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2011	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012

Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	Officers of the Trust serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 15, 2012, Ian A. MacKinnon became a Trustee of the Trust.

Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.

BLACKROCK INDIA FUND	JULY 31, 2012	29

Officers and Trustees (concluded)

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Custodian and Accounting Agent
State Street Bank and
Trust Company
Boston, MA 02110

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

30	BLACKROCK INDIA FUND	JULY 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK INDIA FUND	JULY 31, 2012	31

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	BLACKROCK INDIA FUND	JULY 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK INDIA FUND	JULY 31, 2012	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Commodity Strategies Fund
BlackRock Emerging Markets Fund
BlackRock Emerging Markets Long/Short Equity Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Flexible Equity Fund
BlackRock Focus Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Managed Volatility Portfolio†
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock CoreAlpha Bond Fund
BlackRock Emerging Market Local Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock Global Long/Short Credit Fund
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Asset Income Portfolio†
BlackRock Secured Credit Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Portfolio
BlackRock US Mortgage Portfolio
BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050
LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055
LifePath Index Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK INDIA FUND	JULY 31, 2012

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#INDIA-7/12-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Long/Short Equity Fund	$27,500	N/A	$0	N/A	$13,350	$0	$0	N/A
BlackRock India Fund	$42,000	$42,000	$0	$0	$13,350	$13,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Long/Short Equity Fund	$13,350	N/A
BlackRock India Fund	$13,350	$0

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 3, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 3, 2012